Evergreen
DOMESTIC GROWTH FUNDS II
Semiannual Report as of March 31, 2002

Table of Contents

Letter to Shareholders	1	Financial Highlights
Evergreen Core Equity Fund		Evergreen Core Equity Fund	19
Fund at a Glance	2	Evergreen Secular Growth Fund	20
Portfolio Manager Interview	3	Evergreen Select Small Cap Growth Fund	21
Evergreen Secular Growth Fund		Evergreen Select Strategic Growth Fund	22
Fund at a Glance	5	Evergreen Special Equity Fund	25
Portfolio Manager Interview	6	Schedules of Investments
Evergreen Select Small Cap Growth Fund		Evergreen Core Equity Fund	28
Fund at a Glance	8	Evergreen Secular Growth Fund	32
Portfolio Manager Interview	9	Evergreen Select Small Cap Growth Fund	35
Evergreen Select Strategic Growth Fund		Evergreen Select Strategic Growth Fund	38
Fund at a Glance	11	Evergreen Special Equity Fund	42
Portfolio Manager Interview	12	Combined Notes to Schedules of Investments	48
Evergreen Special Equity Fund		Statements of Assets and Liabilities	49
Fund at a Glance	15	Statements of Operations	50
Portfolio Manager Interview	16	Statements of Changes in Net Assets	51
		Combined Notes to Financial Statements	54

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With approximately $218 billion* in assets under management for more than 4 million individual investors, we have a 70-year track record of successful investing. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2002

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002. Evergreen Funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders

May 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Domestic Growth Funds II, which covers the six-month period ended March 31, 2002.

The six-month period ended March 31, 2002, was once again characterized by a tremendous amount of volatility. The market rebounded strongly in the fourth quarter of 2001 from the extremely oversold levels experienced after the September 11 terrorist attacks. The technology sector outperformed and led this strong advance. Early in the first quarter of 2002, however, the markets refocused on the major issues at hand, including poor earnings and accounting issues, and performance suffered. Once again, technology led, but this time with underperformance.

Interestingly, the two best sectors in the period were consumer staples, a traditionally defensive and stable group, and materials, the most cyclical group. We believe that this was a result of investors looking for the safety typically found in such groups as food and household products, as well as the opportunities found in undervalued stocks such as papers and chemicals.

We believe that we have seen the worst of stock market performance, economic activity and corporate earnings pressures. While we are less certain regarding the level of strength in each of these going forward, we feel confident that we may be in an up-trend, creating a more positive investment environment where patient investors may be rewarded.

Diversification remains important

An environment like the past 12 months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continuing support of Evergreen Investments.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Core Equity Fund
Fund at a Glance as of March 31, 2002

“We have a two-fold process for managing the fund. One is a quantitative process that provides us with attractive potential candidates to add to our buy list. The other part of the process involves researching and recommending the specific names that make up the fund’s holdings. The ultimate focus is on achieving an optimal balance of risk versus return potential across the portfolio.”

Portfolio
Management

Timothy L. Swanson, CFA Tenure: February 2002	Hanspeter Giger, CFA Tenure: November 1997

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 12/31/1981 Class Inception Date	Class I 11/24/1997	Class IS 2/4/1998

6-month returns	11.17%	11.03%

Average Annual Returns

1 year	–1.16%	–1.41%

5 years	5.61%	5.35%

10 years	9.36%	9.09%

6-month income dividends per share	$0.17	$0.09

6-month capital gain distributions per share	$1.51	$1.51

Comparison of a $1,000,000 investment in Evergreen Core Equity Fund Class I shares,2 versus a similar investment in the Standard & Poor’s 500 Index (S&P500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on Size a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would be lower. Prior to 11/24/1997 the returns for Classes I and IS are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Core Equity Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of 11.17% for the six-month period ended March 31, 2002. During the same period, the S&P 500 Index returned 10.97% and the median return of funds in the large cap core category was 10.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$1,656,361,572

Number of Holdings	84

Beta	1.11

P/E Ratio	24.4x

What was the market environment during the period?

Not surprisingly, the events of September 11 and the aftershocks that followed generated an early negative reaction in the market’s expectations for world peace and economic growth. However, the market had already begun moving in a positive direction by the last week of September, even before another wave of challenging issues and events took center stage. Compounding already fragile investor moods, and fueling volatility during the period, was a chain of high-profile bankruptcies by Enron, K-Mart and Global Crossing. Those events heightened concerns regarding corporate accounting, in general, and financial leverage issues such as off balance sheet items. Asbestos claims litigation was yet another factor that gained attention, affecting a much broader array of companies than would normally have been expected. Despite all of these newsworthy events, the market was able to show strong gains for the six-month period covered in this report as it attempted to find a new level of balance between depressed corporate earnings and long-term valuation.

Other market dynamics were at work during the period. There was a relative advantage for growth stocks over value stocks as measured by the S&P 500/Barra Growth and Value Indexes. Also, there was pronounced relative strength in the small and mid cap market groups compared to the large cap stocks that predominantly make up our portfolio.

Top 5 Sectors

(as a percentage of 3/31/2002 net assets)

Financials	17.7%

Information Technology	16.4%

Consumer Discretionary	12.9%

Health Care	12.6%

Industrials	11.1%

Which areas contributed positively to the fund’s performance?

The most positive effect on the fund during the period resulted from our overweighted position in the technology sector and our stock selection within that sector. The primary contributors from the sector were Siebel Systems, Veritas, Cisco, Intel and Applied Materials. We also received positive results from our underweighting in the telecommunications sector as well as our underweighting in the utilities sector, although the latter was offset by losses in Enron and AES Corporation (both of which have since been sold).

Home Depot and Lowe’s were strong performers for the fund in the consumer discretionary sector as were Starwood Hotels and Darden Restaurants. Stock selection in the energy sector was also a positive for the fund.

What types of investments negatively affected performance?

Although our stock selection turned out to be positive with stocks such as Morgan Stanley Dean Witter, our overweighted position in the financial

EVERGREEN
Core Equity Fund
Portfolio Manager Interview

sector actually detracted from the fund’s performance during the period. Our underweighted position in the consumer staples sector also weighed negatively on performance. Poor stock selection hurt us in the healthcare sector including Watson Pharmaceuticals, which has since been sold, as well as poor performance from Bristol Myers Squibb and Merck. In the consumer discretionary sector, our AOL Time Warner holdings and our underweighting of Wal-Mart significantly detracted from the fund’s performance.

Top Ten Holdings

(as a percentage of 3/31/2002 net assets)

General Electric Co.	5.4%

Microsoft Corp.	3.6%

Exxon Mobil Corp.	3.5%

Wal-Mart Stores, Inc.	2.8%

Intel Corp.	2.7%

Citigroup, Inc.	2.5%

Coca-Cola Co.	2.1%

Pfizer, Inc.	2.0%

Merck & Co., Inc.	1.9%

Verizon Communications, Inc.	1.9%

What is your outlook for the equity markets for the next six months?

Our outlook for the next six months is for a continuation of the healing process in the markets as we search for the real level of corporate earnings. Although there has been some improvement in the economic indicators, it remains to be seen how meaningful and robust a recovery may be. If the economy does kick in, the possibility remains that the Federal Reserve will adopt a tightening stance and begin to raise interest rates. However, if interest rates and inflation remain somewhat benign, there is reasonable upside potential in overall market valuations. We will continue to focus on signs of stability in corporate earnings.

During the first quarter of 2002 we reduced the number of stocks held in the fund from about 120 down to 80, and our long-term goal is to maintain an 80 to 90 stock range. This reduction in names also coincided with taking a more sector neutral stance for the near-term, given unsettled market conditions.

Clearly, a lot of issues have been brought to the forefront by the receding tides of the stock market over the past two years. In any case, we will remain vigilant and continue to adhere to our process. We have a two-fold process for managing the fund. One is a quantitative process that provides us with attractive potential candidates to add to our buy list. The other part of the process involves researching and recommending the specific names that make up the fund’s holdings. The ultimate focus is on achieving an optimal balance of risk versus return potential across the portfolio.

EVERGREEN
Secular Growth Fund
Fund at a Glance as of March 31, 2002

“Our discipline is focused on a bottom-up process, and we will continue to emphasize companies whose earnings expectations may be revised higher.”

Portfolio
Management

W. Shannon Reid, CFA Tenure: February 2002	Jay Zelko Tenure: Feburary 2002

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 12/31/1994 Class Inception Date	Class I 02/26/1999	Class IS 02/26/1999

6-month returns	6.28%	6.13%

Average Annual Returns

1 year	–14.12%	–14.36%

5 years	5.79%	5.51%

Since Potfolio Inception	11.33%	11.04%

6–month income dividends per share	$0.15	$0.12

Comparison of a $1,000,000 investment in Evergreen Secular Growth Fund Class I shares,2 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 10/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for the Class I and IS shares prior to 7/12/1999 is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses including the 0.25% 12b-1 fee applicable to the Class IS shares. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Secular Growth Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended March 31, 2002, the fund’s Class I shares had a total return of 6.28%. During the same period, the Russell 1000 Growth Index had a return of 12.16%. The median return of large cap growth funds was 10.28%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$291,354,654

Number of Holdings	70

P/E Ratio	30.6x

What was the market environment like during the period?

The period started just a few weeks after the events of September 11, and at that time most experts anticipated a continuation of the recession into the fourth quarter of 2001. However, as the Federal Reserve aggressively lowered interest rates to provide a stimulus for the economy, the market rallied in the fourth quarter.

As we progressed through the first quarter 2002, it appeared that the economic recovery would not be as sharp as many had earlier believed. The market sold off from its March levels, but finished the six-month period well above its October lows.

Top 5 Sectors

(as a percentage of 3/31/2002 net assets)

Information Technology	29.3%

Health Care	25.3%

Industrials	12.5%

Consumer Discretionary	11.1%

Financials	8.8%

What factors affected performance in the fund?

An overweighting in the consumer discretionary sector contributed positively to the fund’s performance early in the period. Many experts predicted that consumer spending would retrench after the terrorist attacks in September 2001, but consumers proved to be more resilient than anticipated. Although restaurant stocks are categorized as discretionary, dining out is a routine practice for most Americans and one that does not appear to be abating. One restaurant holding that did well in the portfolio is Brinker International, a causal dining chain that owns Chili’s Bar & Grill and Romano’s Macaroni Grill. Other companies in this sector that performed well include Target, Starbuck’s and Lowe’s.

For the first part of the period, we were underweighted in the information technology sector. As the technology stocks rallied in the fourth quarter, our underweighting was a significant factor in the fund’s underperformance. Toward the end of the period, however, we increased our information technology holdings, becoming more in line with our benchmark. An overweighting in the poorly performing utilities sector was another detractor.

EVERGREEN
Secular Growth Fund
Portfolio Manager Interview

What strategies will you pursue going forward?

We currently have a pro-cyclical bias in the portfolio in anticipation of an economic recovery. In support of that, we are overweighted in the basic materials and industrials sectors, if you exclude General Electric. General Electric is the largest component in the industrials sector and we maintain an underweighting in General Electric because of concerns regarding GE Capital and the Power Systems division’s ability to maintain their growth rates.

We remain cautious on technology because we believe vestiges of overbuilding remain, particularly in the telecommunications markets. In addition, we believe broad-based information/technology spending will remain in check until there is a pick up in corporate profits and companies have better visibility on end demand.

In the healthcare sector, we maintain an underweighting in the major pharmaceutical companies and still have reservations about the near-term growth prospects of the industry. Competition from generics, pricing issues and the lack of new products coming to market has negatively impacted the growth prospects for the industry. We remain focused on the healthcare services companies such as: HCA, First Health Group and Caremark RX. We also like several medical technology firms, including Medtronic, Stryker and Boston Scientific.

Top Ten Holdings

(as a percentage of 3/31/2002 net assets)

Microsoft Corp.	6.5%

General Electric	6.0%

Cisco Systems, Inc.	4.5%

Pfizer	4.1%

Intel Corp.	4.0%

Medtronic, Inc.	3.2%

American International Group, Inc.	3.2%

Wal-Mart Stores, Inc.	2.6%

Home Depot, Inc.	2.6%

Coca Cola Co.	2.3%

What is your economic outlook?

We believe that adequate stimulus, both fiscal and monetary, has been applied to stabilize the economy. We feel the economy will be stronger six months from now; so, we are overweighted in cyclicals, which typically have done well in a recovery. However, we are a little more wary of technology because of structural overcapacity issues that remain. Our discipline is focused on a bottom-up process, and we will continue to emphasize companies whose earnings expectations may be revised higher.

EVERGREEN
Select Small Cap Growth Fund
Fund at a Glance as of March 31,  2002

“At this point, the portfolio is neither significantly overweighted nor underweighted in any sector compared to the index, and we expect to maintain that strategy because we see prospects improving across the board.”

Portfolio
Management

Thomas L. Holman
Tenure: November 1997

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 12/28/1995 Class Inception Date	Class I 12/28/1995

6–month returns	22.62%

Average Annual Returns

1 year	10.32%

5 years	8.20%

Since Portfolio Inception	7.23%

Comparison of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I shares2, versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class I shares pay no 12b-1 fee.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of 22.62% for the six-month period ended March 31, 2002. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned 23.69% and the median return of funds in the small cap growth category was 21.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$143,480,826

Number of Holdings	69

Beta	1.39

P/E Ratio	23.4x

What was the market environment like during the period?

Virtually all of the performance in both the fund and the Russell 2000 Growth was derived during the fourth quarter of 2001. The fourth quarter represented a strong recovery in the market following the tragic events last fall, and since then, stocks have languished with no significant drivers through the first quarter of 2002. The market has broadened dramatically in the last six months. Over the last couple of years, the small cap market has been primarily driven by technology and biotechnology stocks in both directions. Now virtually every sector of the economy has witnessed positive performance; the breadth of the market has expanded.

Top 5 Sectors

(as a percentage of 3/31/2002 net assets)

Information Technology	26.3%

Health Care	22.4%

Industrials	15.9%

Consumer Discretionary	14.2%

Financials	6.6%

What factors affect the fund’s performance?

We reduced the volatility and risk profile of the fund by taking advantage of the breadth in the market and dispersing the weightings of the fund’s assets across more sectors. We increased our relative weighting in some of the consumer cyclicals and staples to higher levels than we have had in the last few years. To capitalize on the economic recovery, we moved into materials and basic manufacturing companies.

Which areas contributed positively to the fund’s performance?

Over the last six months, our stock picking in the consumer discretionary sector (14% of the fund’s assets) was the biggest contributor to fund performance. Holdings in this sector returned over 57%, outperforming the Russell 2000 benchmark’s return of 43%. JAKKS Pacific, a toy manufacturer, returned 68% for the fund over the period. Winnebago, the recreational vehicle manufacturer, nearly doubled over the last six months returning 96%. The recreational vehicle category turned out to be a fairly reliable leading indicator for the economy. As people gain confidence in the economy and take advantage of low interest rates and fuel costs, they buy big-ticket items such as RVs. Two women’s retailers, Chico’s FAS and Christopher & Banks, were also good performers for the fund from the consumer discretionary sector. Chico’s was up 114% and Christopher & Banks was up 63% over the last six months. P.F.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Interview

Chang’s, a restaurant chain with a fairly aggressive rollout strategy, gained 85% over the period.

The next best performing sector for us was the materials sector driven mostly by the demand for goods spurred on by the economic recovery. Steel manufacturer Steel Dynamics performed well for the fund gaining 66% over the period, and Georgia Gulf, a chemical company, was up 68.3%. We also did well in the consumer services sector picking stocks in the GARP (Growth At a Reasonable Price) category with good, stable earnings patterns, such as Career Education, Education Management and ITT Educational Services in the post-secondary education market. Another consumer services pick that did well for us was Coinstar, a manufacturer of machines located in supermarkets that sort and count spare change, which rose 71% over the last six months.

Lastly, the consumer staples sector also contributed to the fund’s performance with companies such as Cott Corporation, a private label soft drink manufacturer for retailer brand names such as President’s Choice at Sam’s Club, as well as many other grocery and wholesale club chains. Cott also bottles water for the private label segment, a category growing much faster than soft drinks. This business added considerable revenue growth and pushed the stock to a 25.6% gain over the period.

Top 10 Holdings

(as a percentage of 3/31/2002 net assets)

JAKKS Pacific, Inc.	3.5%

Education Management Corp.	2.4%

ChipPac, Inc.	2.2%

Zoran Corp.	2.1%

Dime Community Bancorp, Inc.	2.0%

Respironics, Inc.	2.0%

Career Education Corp.	2.0%

Performance Food Group Co.	1.9%

Smucker J.M. Co.	1.9%

VCA Antech, Inc.	1.9%

What types of investments negatively affected performance?

The worst performing group for us this period was the healthcare sector. Virtually all of the underperformance came from pharmaceutical and biotechnology companies, such as InterMune, Inc., ILEX Oncology and Cubist Pharmaceuticals. Telecommunications was another detractor due to falling prices in wireless companies Leap Wireless and Alamosa Holdings (a Sprint PCS affiliate). The telecommunications sector was doing well in the fourth quarter of 2001, but then ran into debt problems that restricted capital for expansion and affected business projections. That resulted in a dramatic pullback in the valuations of these stocks, but a relatively small weighting in this sector minimized the damage to this portfolio.

What is your outlook for the equity markets over the next six months?

The market appears to be in a state of transition. Late last year the markets were liquidity driven, as the government attempted to stimulate the economy through the use of monetary and fiscal policy. With signs of economic stabilization in 2002, policy makers are no longer applying stimulus and we must wait for earnings to drive the markets. We think the overall market will trade sideways, with sector rotation, while we wait for earnings growth to gain traction.

At this point, the portfolio is neither significantly overweighted nor underweighted in any sector compared to the index, and we expect to maintain that strategy because we see prospects improving across the board. The breadth of the market means fewer opportunities for dramatic upswings in any particular sector, but also reduces the risks of similarly dramatic downturns. The trend toward a broader base of performance across multiple sectors means stock selection will be critical to the fund’s success. Another important factor is valuation, and we will carefully monitor valuations to ensure that we don’t overpay as we add attractive companies to the portfolio.

EVERGREEN
Select Strategic Growth Fund
Fund at a Glance as of March 31,  2002

“We believe that adequate stimulus, both fiscal and monetary, has been applied to stabilize the economy. We feel the economy will be stronger six months from now; so we are overweighted in cyclicals, which typically have done well in a recovery. . . . Our discipline is focused on a bottom-up process and we will continue to emphasize companies whose earnings expectations may be revised higher.”

Portfolio
Management

David M. Chow, CFA Tenure: September 1998	W. Shannon Reid, CFA Tenure: January 1995

Jay Zelko Tenure: June 2000

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 12/31/1994	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	02/27/1998

6-month returns with sales charge	3.43%	4.46%	7.46%	N/A	N/A

6-month returns w/o sales charge	9.76%	9.46%	9.46%	9.99%	9.83%

Average Annual Returns*

1 year with sales charge	-8.16%	-7.98%	-5.04%	N/A	N/A

1 year w/o sales charge	-2.57%	-3.14%	-3.10%	-2.25%	-2.50%

5 years	10.79%	11.72%	11.99%	12.18%	11.88%

Since Portfolio Inception	15.09%	15.94%	15.95%	16.09%	15.78%

Maximum Sales Charge	5.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A	N/A

6-month income dividends per share	$0.01	N/A	N/A	$0.03	$ 0.01

*	Adjusted for maximum applicable sales charge, unless noted.

Comparison of a $10,000 investment in Evergreen Select Strategic Growth Fund Class A shares,2 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I. Prior to 11/24/1997 the returns for Classes I and IS are based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF been registered, its performance might have been adversely affected. Historical performance shown for Classes A, B and C prior to their inception is based on the fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Classes A and IS, and 1.00% for Classes B and C. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would be lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment. The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended March 31, 2002, the fund’s Class A shares had a total return of 9.76%, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index (Russell 1000 Growth) had a return of 12.16%. The median return of large cap growth funds was 10.28%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$766,040,703

Number of Holdings	67

Beta	1.34

P/E Ratio	30.6x

What was the market environment like during the period?

When we began the fourth quarter of 2001, the fund was constructed to have a less aggressive posture. Our research during the summer months suggested that corporate profits were decelerating at an increasing rate. September 11 further exacerbated the economic weakness as business grounded to a halt. We believe that this circumstance, combined with a still richly valued market and unprecedented levels of uncertainty both domestically and abroad, supported continuation of our less aggressive posture. However, the Federal Reserve aggressively lowered interest rates to stimulate the economy, and the market rallied in the fourth quarter.

As we progressed through the first quarter of 2002, it appeared that the economic recovery would not be as sharp as many had earlier believed. The market sold off from its March levels, but finished the six-month period well above its October lows.

The fund’s underperformance during the six-month period was the result of our defensive posture compared to our benchmark, the Russell 1000 Growth.

What factors positively affected performance?

The industrial sector positively contributed to the fund’s performance for the period. We were overweighted in defense companies such as Lockheed Martin and L-3 Communications, which benefited from increases in the federal government’s procurement budget. In addition, the continuation of Lockheed’s reorganization efforts improved the company’s profitability.

The basic materials sector was another good performer and we were overweighted in paper and forest product companies, such as International Paper Company, Bowater Inc. and Temple-Inland. Although capacity continues to be taken out of the paper industry, both volumes and pricing have been soft. Paper stocks have historically run-up in anticipation that a pricing bottom has been reached, and we are optimistic that has happened. With an economic recovery, we anticipate a recovery in the commodity price.

In other areas, the fund was positively affected by an absence in the telecommunications services sector where we felt a lack of conviction about some of the business models and saw evidence of poor company fundamentals. No exposure in the utilities sector was also a positive for the fund.

Top 5 Sectors

(as a percentage of 3/31/2002 net assets)

Information Technology	27.8%

Health Care	24.3%

Consumer Discretionary	11.2%

Industrials	10.7%

Financials	7.7%

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Interview

What factors had a negative impact on performance?

On a company basis, our largest detractor was AOL Time Warner. Growth expectations for the company continued to be ratcheted down because of a softer advertising market, disappointing subscriber growth and integration issues at the company.

On a sector basis, an underweighting in technology detracted from performance. Our technology sector contributed approximately 551 basis points versus the Russell 1000 Growth’s technology contribution of 698 basis points for the period.

We remain underweighted in technology because we believe that a full recovery in the sector will be prolonged. However, we believe companies at the beginning of a new product cycle, whose products increase productivity, should see a quicker and more sustainable recovery. Two companies that fit this profile are Siebel (application software) and Brocade (storage networking).

Other sectors that detracted from performance were energy, finance and consumer discretionary. In the consumer discretionary sector, the fund’s underperformance was mainly due to poor performance by Barnes & Noble, Hasbro and AOL Time Warner. Also contributing to the underperformance was an underweighting in media and advertising related companies.

What strategies will you pursue going forward?

We currently have a pro-cyclical bias in the portfolio in anticipation of an economic recovery. In support of that, we are overweighted in the basic materials and industrials sectors, if you exclude General Electric. General Electric is the largest component in the industrials sector and we maintain an underweighting in General Electric because of concerns of GE Capital and the Power Systems division’s ability to maintain their growth rates.

We remain cautious on technology because we believe vestiges of overbuilding remain, particularly in the telecommunications markets. In addition, we believe broad-based information/technology spending will remain in check until there is a pick up in corporate profits and companies have better visibility on end demand.

In the healthcare sector, we maintain an underweighting in the major pharmaceutical companies and still have reservations about the near term growth prospects of the industry. Competition from generics, pricing issues and lack of new products coming to market have negatively impacted the growth prospects for the industry. We remain focused on the healthcare services companies such as HCA, First Health Group and Caremark RX. We also like several medical technology firms, including Medtronic, Stryker and Boston Scientific.

Top Ten Holdings

(as a percentage of 3/31/2002 net assets)

Microsoft Corp.	6.2%

Cisco Systems, Inc.	4.3%

General Electric Co.	4.3%

Pfizer, Inc.	4.0%

Intel Corp.	3.9%

Medtronic, Inc.	3.1%

American International Group, Inc.	3.0%

Wal-Mart Stores, Inc.	2.5%

Home Depot, Inc.	2.5%

Coca-Cola Co.	2.2%

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Interview

What is your economic outlook?

We believe that adequate stimulus, both fiscal and monetary, has been applied to stabilize the economy. We feel the economy will be stronger six months from now; so we are overweighted in cyclicals, which typically have done well in a recovery. However, we are more wary of technology because structural overcapacity issues remain. Our discipline is focused on a bottom-up process and we will continue to emphasize companies whose earnings expectations may be revised higher.

EVERGREEN
Special Equity Fund
Fund at a Glance as of March 31, 2002

“We remain committed to increasing our exposure to stocks and sectors that stand to benefit from an improving economy. Our discipline continues to point us toward “GARP” (Growth At a Reasonable Price) stocks, as opposed to the highest multiple growth stocks, and we will continue to employ that strategy in maintaining a diversified portfolio of promising companies.”

Portfolio
Management

Timothy M. Stevenson, CFA, CMT
Tenure: October 1999

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 3/15/1994	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	8/30/1999	8/30/1999	8/30/1999	3/15/1994	3/15/1994

6-month returns with sales charge	6.62%	7.72%	10.72%	N/A	N/A

6-month returns w/o sales charge	13.12%	12.72%	12.72%	13.27%	13.21%

Average Annual Returns*

1 year with sales charge	1.65%	1.97%	4.97%	N/A	N/A

1 year w/o sales charge	7.86%	6.97%	6.97%	7.99%	7.84%

5 years	12.57%	13.22%	13.47%	14.20%	13.94%

Since Portfolio Inception	12.84%	13.40%	13.40%	13.90%	13.69%

Maximum Sales Charge	5.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Comparison of a $10,000 investment in Evergreen Special Equity Fund Class A shares,2 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I shares prior to its inception is based on the performance of the Class Y shares of the fund’s predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to their inception, 2) the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998 and 3) the original class of shares of the fund’s predecessor fund from 3/15/1994 to 2/20/1995. The historical returns have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I pays no 12b-1 fee. If these fees had been reflected, returns for Classes B and C would be lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.
The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Special Equity Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares produced a 13.12% total return for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned 23.69% and the median return of funds in the small cap growth category was 21.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$393,240,161

Number of Holdings	1.48

Beta	1.10

P/E Ratio	20.8x

What was the market environment like during the period?

The fourth quarter of 2001 produced spectacular returns following the oversold conditions of the previous quarter. These returns were the result of optimism about earnings growth going forward and renewed interest in high-beta technology stocks. During the first quarter of 2002, that sentiment was replaced by concern that the economy would recover too quickly. This prompted the Federal Reserve, which had just turned neutral, to consider raising interest rates. The timing of such a move, however, remains unknown, and has not yet materialized.

We began the period under conditions of fear after the events of September 11. Later in the fourth quarter, however, we experienced a robust market environment and then a more balanced perspective on the economy during the first quarter of 2002. By the end of the six-month period, there was even concern that the economy could be overheating to some degree. The market has experienced dramatic shifts over the last three quarters. The fourth quarter of 2001 ended a volatile string of five consecutive quarters in which the Russell 2000 Growth produced double-digit returns — both positive and negative. Consequently, the first quarter of 2002 appears calm by comparison.

Top 5 Sectors

(as a percentage of 3/31/2002 net assets)

Information Technology	26.8%

Health Care	21.6%

Consumer Discretionary	18.5%

Industrials	13.6%

Financials	6.5%

What factors affected the fund’s performance?

We employ a disciplined investment process with a strong quantitative underpinning. During the first three months of the period, high-beta stocks worked for us while low-beta issues did not perform as well. The market seemed to reward higher risk while ignoring the more risk-averse stocks. Technology stocks made good gains in the fourth quarter, but more defensive names did not. By the first quarter of 2002, however, that trend reversed and consumer staples and basic industries did well while, for the most part, small cap technology stayed on the sidelines.

What areas contributed positively to the fund’s performance?

We began the period substantially underweighted in technology, overweighted in financials and tilted toward some of the larger companies in the small cap universe. That positioning meant lower risk

EVERGREEN
Special Equity Fund
Portfolio Manager Interview

characteristics. By the end of the fourth quarter, we reversed this positioning and reduced our underweighting in technology and moved away from the larger companies because the market was rewarding higher-beta stocks. Over the six-month period, we completely switched so that we ended the period overweighted in technology and underweighted in financials. This moved the portfolio from a very defensive position to a more aggressive one.

Stock selection was the most positive factor in the results of this six-month period. By discriminating between good and poor performers, our stock selection model delivered some strong results within the technology and consumer discretionary sectors of the market. In the first quarter of 2002, we were also rewarded from our large underweighted positions in companies that turned out to have negative cash flow, and that was positive for the portfolio. Our decision to increase our beta risk proved to be well timed, contributing nicely to the fund’s performance this period.

After being virtually absent from the biotechnology sector for several years, we began to accumulate positions in biotechnology during the first quarter of 2002. Some of our favorites include Genta, a biopharmaceutical company engaged in the development of oncology therapies that currently has a number of phase III trials underway; and BioMarin, a developer of enzyme replacement therapies for debilitating, life-threatening disorders, who recently partnered with Genzyme General, a larger biotechnology company.

What issues negatively affected performance?

The economic slowdown during the first quarter of 2002 adversely affected a broad range of industries and companies. Although only a number of companies in the portfolio reported earnings or projected future revenue growth that fell short of expectations, it was particularly painful for some companies in the information technology sector.

For example, stock prices of Genesis Microchip and Optimal Robotics dropped sharply. In addition, our relatively small allocation in the energy sector was a significant detractor in the first quarter of 2002.

The Enron debacle spawned a great deal of anxiety over accounting practices. Even if investors’ specific concerns were baseless, stocks tumbled at the mere mention of suspicious accounting practices or aggressive revenue recognition. A few companies in our portfolio, such as Performance Food and McAfee.com, felt the sting of accounting concerns, which had a negative impact on their valuations.

Top Ten Holdings

(as a percentage of 3/31/2002 net assets)

Sicor, Inc.	1.3%

ATI Technologies, Inc.	1.3%

FEI Co.	1.2%

FLIR Systems, Inc.	1.2%

Zoran Corp.	1.2%

Genessee & Wyoming, Inc.	1.2%

Expedia, Inc.	1.2%

Esco Technologies, Inc.	1.2%

MSC Software Corp.	1.1%

Sangstat Medical Corp.	1.1%

What is your outlook for the small cap equity markets in the next six months?

Although individual small cap growth stocks may continue to be somewhat volatile, we expect overall market volatility may subside going forward. We are optimistic about certain sectors, such as biotechnology. We anticipate an increase in strategic alliances between major pharmaceutical companies and the smaller biotech companies, which will help win regulatory

EVERGREEN
Special Equity Fund
Portfolio Manager Interview

approval for new drugs and therapies. These alliances also provide important infusions of capital for the biotech companies and help the larger pharmaceuticals fill their new product pipelines. We also think mergers and acquisitions will play a dynamic role in the small cap market during 2002. The relatively low cost of capital will enable large companies to issue more shares and use the proceeds to acquire smaller companies, which should bolster large company earnings and improve their competitive positions.

We remain committed to increasing our exposure to stocks and sectors that stand to benefit from an improving economy. Our discipline continues to point us toward “GARP” (Growth At a Reasonable Price) stocks, as opposed to the highest multiple growth stocks, and we will continue to employ that strategy in maintaining a diversified portfolio of promising companies. We don’t want to remain too neutral in our growth strategy, however, because we believe that the spread between growth and value may narrow over the rest of the year if growth comes back. We plan to remain somewhat aggressive in our strategy and still maintain strong positions in semiconductor and internet stocks.

EVERGREEN
Core Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001#(a)	Year Ended June 30,
			2001	2000	1999	1998 (b)

CLASS I
Net asset value, beginning of period	$60.15	$72.83	$ 89.37	$ 92.30	$ 92.59	$ 82.97

Income from investment operations
Net investment income	0.20	0.10	0.37	0.41	0.72	0.51
Net realized and unrealized gains or losses
on securities and futures transactions	6.55	(12.70)	(13.41)	6.16	7.51	9.62

Total from investment operations	6.75	(12.60)	(13.04)	6.57	8.23	10.13

Distributions to shareholders from
Net investment income	(0.17)	(0.08)	(0.35)	(0.40)	(0.69)	(0.51)
Net realized gains	(1.51)	0	(3.15)	(9.10)	(7.83)	0

Total distributions to shareholders	(1.68)	(0.08)	(3.50)	(9.50)	(8.52)	(0.51)

Net asset value, end of period	$65.22	$60.15	$ 72.83	$ 89.37	$ 92.30	$ 92.59

Total return	11.17%	(17.31%)	(14.95%)	7.71%	9.82%	12.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,605,700	$1,527,611	$ 1,878,367	$ 2,485,896	$ 1,913,483	$ 1,952,436
Ratios to average net assets
Expenses‡	0.75%†	0.74%†	0.70%	0.70%	0.67%	0.70%†
Net investment income	0.57%†	0.61%†	0.46%	0.47%	0.83%	0.95%†
Portfolio turnover rate	25%	11%	45%	42%	55%	22%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001#(a)	Year Ended June 30,

			2001	2000	1999	1998 (c)

CLASS IS
Net asset value, beginning of period	$55.81	$67.59	$ 83.19	$ 86.54	$ 87.33	$ 80.21

Income from investment operations
Net investment income	0.07	0.06	0.16	0.19	0.48	0.27
Net realized and unrealized gains or losses
on securities and futures transactions	6.12	(11.80)	(12.47)	5.75	7.02	7.16

Total from investment operations	6.19	(11.74)	(12.31)	5.94	7.50	7.43

Distributions to shareholders from
Net investment income	(0.09)	(0.04)	(0.14)	(0.19)	(0.46)	(0.31)
Net realized gains	(1.51)	0	(3.15)	(9.10)	(7.83)	0

Total distributions to shareholders	(1.60)	(0.04)	(3.29)	(9.29)	(8.29)	(0.31)

Net asset value, end of period	$60.40	55.81	$ 67.59	$ 83.19	$ 86.54	$ 87.33

Total return	11.03%	(17.38%)	(15.17%)	7.45%	9.53%	9.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,662	$ 51,500	$ 56,758	$ 52,699	$ 30,240	$ 18,244
Ratios to average net assets
Expenses‡	1.00%†	0.99%†	0.96%	0.95%	0.92%	0.95%†
Net investment income	0.32%†	0.36%†	0.21%	0.21%	0.56%	0.60%†
Portfolio turnover rate	25%	11%	45%	42%	55%	22%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(c)	For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.
#	Net investment income per share is based on average shares outstanding during the period.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Secular Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30, 2001(a)	Year Ended June 30,

			2001	2000	1999 (b)

CLASS I
Net asset value, beginning of period	$45.63	$ 55.93	$ 146.44	$ 99.99	$ 100.00

Income from investment operations
Net investment income (loss)	0.05	0.06	0.16	(0.35)	0.15
Net realized and unrealized gains or losses on securities
and futures transactions	2.82	(10.31)	(65.37)	50.07	(0.01)

Total from investment operations	2.87	(10.25)	(65.21)	49.72	0.14

Distributions to shareholders from
Net investment income	(0.15)	(0.05)	(0.16)	0	(0.15)
Net realized gains	0	0	(25.14)	(3.27)	0

Total distributions to shareholders	(0.15)	(0.05)	(25.30)	(3.27)	(0.15)

Net asset value, end of period	$48.35	$ 45.63	$ 55.93	$ 146.44	$ 99.99

Total return	6.28%	(18.33%)	(52.00%)	50.60%	0.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$290,123	$ 325,916	$ 416,653	$ 917,548	$ 40,128
Ratios to average net assets
Expenses††	0.70%†	0.73%†	0.70%	0.71%	0.71%†
Net investment income (loss)	0.19%†	0.43%†	0.17%	(0.24%)	0.18%†;
Portfolio turnover rate	81%	5%	86%	137%	65%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30, 2001(a)	Year Ended June 30,

			2001	2000	1999 (b)

CLASS IS
Net asset value, beginning of period	$45.31	$55.56	$ 145.98	$ 99.95	$ 100.00

Income from investment operations
Net investment income (loss)	(0.01)	0.06	0.12	(0.45)	0.21

Net realized and unrealized gains or losses on securities and futures transactions	2.79	(10.27)	(65.27)	49.75	(0.15)

Total from investment operations	2.78	(10.21)	(65.15)	49.30	0.06

Distributions to shareholders from
Net investment income	(0.12)	(0.04)	(0.13)	0	(0.11)
Net realized gains	0	0	(25.14)	(3.27)	0

Total distributions to shareholders	(0.12)	(0.04)	(25.27)	(3.27)	(0.11)

Net asset value, end of period	$47.97	$ 45.31	$ 55.56	$ 145.98	$ 99.95

Total return	6.13%	(18.38%)	(52.13%)	50.19%	0.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,232	$ 1,694	$ 1,537	$ 1,212	$ 1
Ratios to average net assets
Expenses††	0.95%†	0.98%†	0.96%	0.97%	0.96%†
Net investment income (loss)	(0.06%)†	0.18%†	0.03%	(0.53%)	0.63%†
Portfolio turnover rate	81%	5%	86%	137%	65%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.
#	Net investment income (loss) per share is based on average shares outstanding during the period.
†	Annualized.
††	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Small Cap Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000	1999	1998 (b)

CLASS I
Net asset value, beginning of period	$9.68	$12.94	$ 22.76	$ 13.65	$ 13.12	$ 13.23

Income from investment operations
Net investment loss	(0.03)	(0.02)	(0.04)	(0.07)	(0.08)	(0.03)
Net realized and unrealized gains or losses on securities and futures transactions	2.22	(3.24)	(6.22)	9.18	0.63	(0.08)

Total from investment operations	2.19	(3.26)	(6.26)	9.11	0.55	(0.11)

Distributions to shareholders from net realized gains	0.00	0	(3.56)	0	(0.02)	0

Net asset value, end of period	$11.87	$9.68	$ 12.94	$ 22.76	$ 13.65	$ 13.12

Total return	22.62%	(25.19%)	(29.67%)	66.74%	4.22%	(0.83%)
Ratios and supplemental data
Net assets, end of period (thousands)	$143,481	$114,796	$ 143,801	$ 159,444	$ 70,114	$ 69,283
Ratios to average net assets
Expenses††	0.86%†	0.87%†	0.86%	0.93%	1.02%	1.01%†
Net investment loss	(0.52%)†	(0.69%)†	(0.31%)	(0.42%)	(0.68%)	(0.62%)†
Portfolio turnover rate	100%	47%	285%	312%	165%	54%

	Year Ended February 28,

	1998 #	1997 (c) #

CLASS I (continued)
Net asset value, beginning of period	$11.28	$11.65

Income from investment operations
Net investment loss	(0.06)	(0.04)
Net realized and unrealized gains or losses on securities and futures transactions	2.48	(0.16)

Total from investment operations	2.42	(0.20)

Distributions to shareholders from net realized gains	(0.47)	(0.17)

Net asset value, end of period	$13.23	$11.28

Total return	21.67%	(1.75%)
Ratios and supplemental data
Net assets, end of period (thousands)	$47,524	$2,888
Ratios to average net assets
Expenses††	0.92%	1.00%†
Net investment loss	(0.48%)	(0.57%)†
Portfolio turnover rate	166%	123%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the four months ended June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
(c)	For the eight months ended February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
#	Net investment loss per share is based on average shares outstanding during the period.
†	Annualized.
††	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30, 2001 (b)

CLASS A
Net asset value, beginning of period	$22.88	$28.32	$29.11

Income from investment operations
Net investment income	0.01	0.02	0.01
Net realized and unrealized gains or losses on securities	2.22	(5.44)	(0.79)

Total from investment operations	2.23	(5.42)	(0.78)

Distributions to shareholders from net investment income	(0.01)	(0.02)	(0.01)

Net asset value, end of period	$25.10	$22.88	$28.32

Total return *	9.76%	(19.15%)	(2.69%)

Ratios and supplemental data
Net assets, end of period (thousands)	$144	$21	$14
Ratios to average net assets
Expenses††	1.01%†	1.01%†	1.14%†
Net investment income	(0.02%)†	0.12%†	0.14%†
Portfolio turnover rate	72%	38%	207%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30, 2001 (b)

CLASS B
Net asset value, beginning of period	$22.83	$28.30	$29.11

Income from investment operations
Net investment loss	(0.03)	(0.02)	(0.01)
Net realized and unrealized gains or losses on securities	2.19	(5.45)	(0.80)

Total from investment operations	2.16	(5.47)	(0.81)

Net asset value, end of period	$24.99	$22.83	$28.30

Total return *	9.46%	(19.32%)	(2.78%)
Ratios and supplemental data
Net assets, end of period (thousands)	$438	$56	$31
Ratios to average net assets
Expenses††	1.76%†	1.72%†	1.80%†
Net investment loss	(0.73%)†	(0.49%)†	(0.31%)†
Portfolio turnover rate	72%	38%	207%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from May 11, 2001 (commencement of class operations) to June 30, 2001.
*	Excluding applicable sales charges.
†	Annualized.
††	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30, 2001 (b)

CLASS C
Net asset value, beginning of period	$22.84	$28.31	$29.11

Income from investment operations
Net investment loss	(0.02)	(0.01)	(0.02)
Net realized and unrealized gains or losses on securities	2.18	(5.46)	(0.78)

Total from investment operations	2.16	(5.47)	(0.80)

Net asset value, end of period	$25.00	$22.84	$28.31

Total return *	9.46%	(19.32%)	(2.75%)
Ratios and supplemental data
Net assets, end of period (thousands)	$184	$45	$31
Ratios to average net assets
Expenses††	1.76%†	1.73%†	1.93%†
Net investment loss	(0.73%)†	(0.53%)†	(0.84%)†
Portfolio turnover rate	72%	38%	207%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000	1999 #	1998 (c)

CLASS I
Net asset value, beginning of period	$22.89	$28.32	$ 52.48	$ 41.94	$ 38.41	$ 32.45

Income from investment operations
Net investment income	0.03	0.03	0.15	0.04	0.08	0.04
Net realized and unrealized gains or losses
on securities	2.26	(5.43)	(12.92)	18.58	6.80	5.96

Total from investment operations	2.29	(5.40)	(12.77)	18.62	6.88	6.00

Distributions to shareholders from
Net investment income	(0.03)	(0.03)	(0.15)	(0.03)	(0.09)	(0.04)
Net realized gains	0	0	(11.24)	(8.05)	(3.26)	0

Total distributions to shareholders	(0.03)	(0.03)	(11.39)	(8.08)	(3.35)	(0.04)

Net asset value, end of period	$25.15	$22.89	$ 28.32	$ 52.48	$ 41.94	$ 38.41

Total return	9.99%	(19.08%)	(30.19%)	52.26%	19.22%	18.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$747,938	$625,442	$ 713,743	$ 817,618	$ 481,119	$ 321,532
Ratios to average net assets
Expenses††	0.75%†	0.73%†	0.73%	0.72%	0.72%	0.72%†
Net investment income	0.26%†	0.41%†	0.38%	0.80%	0.24%	0.19%†
Portfolio turnover rate	72%	38%	207%	152%	155%	80%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from May 11, 2001 (commencement of class operations) to June 30, 2001.
(c)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
*	Excluding applicable sales charges.
#	Net investment income (loss) is based on average shares outstanding during the period.
†	Annualized.
††	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000	1999 #	1998 (b)

CLASS IS
Net asset value, beginning of period	$22.71	$28.10	$ 52.21	$ 41.83	$ 38.36	$ 36.10

Income from investment operations
Net investment income (loss)	0	0.01	0.09	(0.05)	0.04	(0.08)
Net realized and unrealized gains or losses
on securities	2.23	(5.38)	(12.89)	18.48	6.73	2.34

Total from investment operations	2.23	(5.37)	(12.80)	18.43	6.77	2.26

Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.07)	0	(0.04)	0
Net realized gains	0	0	(11.24)	(8.05)	(3.26)	0

Total distributions to shareholders	(0.01)	(0.02)	(11.31)	(8.05)	(3.30)	0

Net asset value, end of period	$24.93	$22.71	$ 28.10	$ 52.21	$ 41.83	$ 38.36

Total return	9.83%	(19.13%)	(30.39%)	51.87%	18.88%	6.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,336	$15,082	$ 19,508	$ 23,719	$ 12,650	$ 2,373
Ratios to average net assets
Expenses††	1.00%†	0.98%†	0.98%	0.97%	0.97%	0.97%†
Net investment income (loss)	0.01%†	0.15%†	0.14%	(0.17%)	(0.03%)	(0.27%)†
Portfolio turnover rate	72%	38%	207%	152%	155%	80%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
#	Net investment income (loss) is based on average shares outstanding during the period.
†	Annualized.
††	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000 (b)

CLASS A
Net asset value, beginning of period	$9.83	$11.25	$ 15.67	$ 13.97

Income from investment operations
Net investment loss	(0.03)	(0.01)	(0.05)	(0.04)
Net realized and unrealized gains or losses on securities and futures transactions	1.32	(1.41)	(2.79)	3.93

Total from investment operations	1.29	(1.42)	(2.84)	3.89

Distributions to shareholders from net realized gains	0	0	(1.58)	(2.19)

Net asset value, end of period	$11.12	$9.83	$ 11.25	$ 15.67

Total return*	13.12%	(12.62%)	(20.00%)	31.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$38,221	$30,425	$ 34,927	$ 35,390
Ratios to average net assets
Expenses††	1.24%†	1.24%†	1.24%	1.31%†
Net investment loss	(0.53%)†	(0.37%)†	(0.47%)	(0.61%)†
Portfolio turnover rate	78%	25%	178%	172%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000 (b)

CLASS B
Net asset value, beginning of period	$9.67	$11.09	$ 15.59	$ 13.97

Income from investment operations
Net investment loss	(0.06)	(0.03)	(0.12)	(0.08)
Net realized and unrealized gains or losses on securities and
futures transactions	1.29	(1.39)	(2.80)	3.89

Total from investment operations	1.23	(1.42)	(2.92)	3.81

Distributions to shareholders from net realized gains	0	0	(1.58)	(2.19)

Net asset value, end of period	$10.90	$9.67	$ 11.09	$ 15.59

Total return*	12.72%	(12.80%)	(20.67%)	30.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$46,079	$40,477	$ 46,795	$ 40,898
Ratios to average net assets
Expenses	1.99%†	1.99%†	1.99%	2.06%†
Net investment loss	(1.27%)†	(1.12%)†	(1.21%)	(1.36%)†
Portfolio turnover rate	78%	25%	178%	172%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.
*	Excluding applicable sales charges.
†	Annualized.
††	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000 (b)

CLASS C
Net asset value, beginning of period	$9.67	$11.09	$15.59	$13.97

Income from investment operations
Net investment loss	(0.06)	(0.03)	(0.14)	(0.09)
Net realized and unrealized gains or losses	1.29	(1.39)	(2.78)	3.90

Total from investment operations	1.23	(1.42)	(2.92)	3.81

Distributions to shareholders from net realized gains	0	0	(1.58)	(2.19)

Net asset value, end of period	$10.90	$9.67	$11.09	$15.59

Total return*	12.72%	(12.80%)	(20.67%)	30.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$23,576	$20,208	$23,510	$25,769
Ratios to average net assets
Expenses‡	1.99%†	1.98%†	1.99%	2.06%†
Net investment loss	(1.27%)†	(1.12%)†	(1.23%)	(1.36%)†
Portfolio turnover rate	78%	25%	178%	172%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001 (a)	Year Ended June 30,

			2001	2000	1999 (c)	1998	1997

CLASS I
Net asset value, beginning of period	$10.02	$11.46	$15.92	$14.20	$11.25	$11.27	11.86

Income from investment operations
Net investment income (loss)	(0.01)	(0.01)	(0.03)	(0.05)	(0.02)	(0.05)	0.02
Net realized and unrealized gains or losses on securities and futures transactions	1.34	(1.43)	(2.85)	3.96	4.15	1.52	1.81

Total from investment operations	1.33	(1.44)	(2.88)	3.91	4.13	1.47	1.83

Distributions to shareholders from
Net investment income	0	0	0	0	0	0	(0.03)
Net realized gains	0	0	(1.58)	(2.19)	(1.18)	(1.49)	(2.39)

Total distributions to shareholders	0	0	(1.58)	(2.19)	(1.18)	(1.49)	(2.42)

Net asset value, end of period	$11.35	$10.02	$11.46	$15.92	$14.20	$11.25	$11.27

Total return	13.27%	(12.57%)	(19.92%)	30.89%	42.02%	14.23%	17.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$280,423	$251,463	$264,723	$192,146	$116,966	$73,981	$71,980
Ratios to average net assets
Expenses‡	0.99%†	0.99%†	0.99%	1.05%	1.06%	1.10%	0.84%
Net investment income (loss)	(0.27%)†	(0.13%)†	(0.22%)	(0.35%)	(0.36%)	(0.48%)	0.19%
Portfolio turnover rate	78%	25%	178%	172%	99%	62%	74%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.
(c)	On July 24, 1998, the assets and certain liabilities of CoreFund Special Equity Fund (“Core Fund”) were acquired by Evergreen Special Equity Fund (“Special Equity Fund”). Shareholders of CoreFund Class Y became owners of that number of shares of Special Equity Fund, Class I (formerly Class Y), having an aggregrate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward.
*	Excluding applicable sales charges.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)		Year Ended September 30, 2001 (a)	Year Ended June 30,

				2001	2000	1999 (b)	1998	1997

CLASS IS
Net asset value, beginning of period	$9.84		$11.27	$15.70	$14.05	$11.18	$11.25	$11.85

Income from investment operations
Net investment loss	(0.02)		0	(0.05)	(0.10)	(0.06)	(0.10)	0
Net realized and unrealized gains or losses on securities and futures transactions	1.32		(1.43)	(2.80)	3.94	4.11	1.52	1.81

Total from investment operations	1.30		(1.43)	(2.85)	3.84	4.05	1.42	1.81

Distributions to shareholders from
Net investment income	0		0	0	0	0	0	(0.02)
Net realized gains	0		0	(1.58)	(2.19)	(1.18)	(1.49)	(2.39)

Total distributions to shareholders	0		0	(1.58)	(2.19)	(1.18)	(1.49)	(2.41)

Net asset value, end of period	$11.14		$9.84	$11.27	$15.70	$14.05	$11.18	$11.25

Total return	13.21%		(12.69%)	(20.02%)	30.70%	41.55%	13.78%	17.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,942		$4,680	$5,349	$7,835	$4,043	$2,981	$2,347
Ratios to average net assets
Expenses‡	1.24	%†	1.23%†	1.24%	1.30%	1.31%	1.35%†	1.14%†
Net investment loss	(0.51	%)†	(0.37%)†	(0.48%)	(0.61%)	(0.61%)	(0.73%)†	(0.12%)†
Portfolio turnover rate	78%		25%	178%	172%	99%	62%	74%

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	On July 24, 1998, the assets and certain liabilities of CoreFund Special Equity Fund were acquired by Evergreen Special Equity Fund (“Special Equity Fund”). Shareholders of CoreFund Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Core Equity Fund
Schedule of Investments

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCK–94.7%
CONSUMER DISCRETIONARY–12.9%
Automobiles–1.4%
Ford Motor Co.	600,000	$9,894,000
Harley-Davidson, Inc.	250,000	13,782,500

		23,676,500

Hotels, Restaurants & Leisure–2.0%
McDonald’s Corp.	550,000	15,262,500
Starwood Hotels & Resorts	450,000	16,924,500

		32,187,000

Media–2.2%
AOL Time Warner, Inc. *	1,150,000	27,197,501
Walt Disney Co.	400,000	9,232,000

		36,429,501

Multi-line Retail–3.7%
Family Dollar Stores, Inc.	275,000	9,215,250
Target Corp.	150,000	6,468,000
Wal-Mart Stores, Inc.	750,000	45,967,500

		61,650,750

Specialty Retail–2.8%
Home Depot, Inc.	625,000	30,381,250
Lowe’s Companies, Inc.	375,000	16,308,750

		46,690,000

Textiles & Apparel–0.8%
Jones Apparel Group, Inc. *	375,000	13,106,250

CONSUMER STAPLES–8.5%
Beverages–2.1%
Coca-Cola Co.	675,000	35,275,500

Food & Drug Retailing–1.0%
SYSCO Corp.	525,000	15,655,500

Food Products–2.0%
Hershey Foods Corp.	250,000	17,135,000
McCormick & Co., Inc.	325,000	16,617,250

		33,752,250

Household Products–1.1%
Procter & Gamble Co.	200,000	18,018,000

Personal Products–0.9%
Kimberly-Clark Corp.	225,000	14,546,250

Tobacco–1.4%
Philip Morris Companies, Inc.	450,000	23,701,500

ENERGY–8.8%
Oil & Gas–8.8%
Anadarko Petroleum Corp.	375,000	21,165,000
ChevronTexaco Corp.	200,000	18,054,000
Conoco, Inc.	675,000	19,696,500
EOG Resources, Inc. *	550,000	22,308,000
Exxon Mobil Corp.	1,325,000	58,074,750
Ocean Energy, Inc.	350,000	6,926,500

		146,224,750

EVERGREEN
Core Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–17.7%
Banks–4.5%
Bank of America Corp.	350,000	$23,807,000
BB&T Corp.	425,000	16,196,750
FleetBoston Financial Corp.	550,000	19,250,000
Wells Fargo & Co.	300,000	14,820,000

		74,073,750

Diversified Financials–5.5%
Citigroup, Inc.	825,000	40,854,000
Freddie Mac	125,000	7,921,250
J.P. Morgan Chase & Co.	600,000	21,390,000
Morgan Stanley Dean Witter & Co.	350,000	20,058,500

		90,223,750

Insurance–7.7%
AFLAC, Inc.	575,000	16,962,500
American International Group, Inc.	425,000	30,659,500
Hartford Financial Services Group, Inc.	250,000	17,030,000
Loew’s Corp.	250,000	14,645,000
MGIC Investment Corp. *	250,000	17,107,500
RenaissanceRe Holdings, Ltd. (p)	150,000	15,450,000
XL Capital, Ltd., Class A	175,000	16,336,250

		128,190,750

HEALTH CARE–12.6%
Biotechnology–0.7%
Amgen, Inc. *	200,000	11,936,000

Health Care Equipment & Supplies–1.2%
Boston Scientific Corp. *	225,000	5,645,250
Medtronic, Inc.	300,000	13,563,000

		19,208,250

Health Care Providers & Services–1.7%
Lincare Holdings, Inc. *	500,000	13,560,000
Tenet Healthcare Corp.	225,000	15,079,500

		28,639,500

Pharmaceuticals–9.0%
Abbott Laboratories	375,000	19,725,000
Bristol-Myers Squibb Co.	475,000	19,232,750
GlaxoSmithKline Plc, ADR	225,000	10,575,000
Johnson & Johnson Co.	375,000	24,356,250
Merck & Co., Inc.	550,000	31,669,000
Pfizer, Inc.	825,000	32,785,500
Schering-Plough Corp.	350,000	10,955,000

		149,298,500

INDUSTRIALS–11.1%
Aerospace & Defense–1.7%
Boeing Co.	250,000	12,062,500
Honeywell International, Inc.	400,000	15,308,000

		27,370,500

EVERGREEN
Core Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Commercial Services & Supplies–2.4%
Avery Dennison Corp.	250,000	$15,257,500
Concord EFS, Inc. *	475,000	15,793,750
CSG Systems International, Inc. * (p)	325,000	9,252,750

		40,304,000

Industrial Conglomerates–5.4%
General Electric Co.	2,400,000	89,880,000

Machinery–1.6%
Illinois Tool Works, Inc.	200,000	14,470,000
Parker-Hannifin Corp.	225,000	11,227,500

		25,697,500

INFORMATION TECHNOLOGY–16.4%
Communications Equipment–2.6%
Cisco Systems, Inc. *	1,600,000	27,088,000
Commscope, Inc. *	600,000	10,440,000
Comverse Technology, Inc. *	375,000	4,751,250

		42,279,250

Computers & Peripherals–3.4%
Dell Computer Corp. *	625,000	16,318,750
EMC Corp. *	575,000	6,854,000
International Business Machines Corp.	225,000	23,400,000
Sun Microsystems, Inc. *	1,200,000	10,584,000

		57,156,750

Semiconductor Equipment & Products–4.8%
Altera Corp.	550,000	12,028,500
Applied Materials, Inc.	225,000	12,210,750
Integrated Circuit System, Inc. * (p)	475,000	9,690,000
Intel Corp.	1,475,000	44,854,750

		78,784,000

Software–5.6%
Microsoft Corp. *	1,000,000	60,310,000
Oracle Corp. *	975,000	12,480,000
Siebel Systems, Inc. *	300,000	9,783,000
Veritas Software Corp. *	250,000	10,957,500

		93,530,500

MATERIALS–1.7%
Metals & Mining–1.1%
Alcoa, Inc.	475,000	17,926,500

Paper & Forest Products–0.6%
Bowater, Inc.	200,000	9,960,000

TELECOMMUNICATION SERVICES–4.6%
Diversified Telecommunication Services–4.6%
Centurytel, Inc.	400,000	13,600,000
SBC Communications, Inc.	500,000	18,720,000
Telephone & Data Systems, Inc.	150,000	13,237,500
Verizon Communications, Inc.	675,000	30,813,750

		76,371,250

EVERGREEN
Core Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
UTILITIES–0.4%
Electric Utilities–0.4%
Duke Energy Corp.	200,000	$7,560,000

Total Common Stocks		1,569,304,501

	Principal Amount

U.S. TREASURY OBLIGATIONS–0.2%
U.S. Treasury Bills:
1.83%, 08/22/2002 ƒ	$1,900,000	1,886,188
1.89%, 09/05/2002 ƒ	900,000	892,268

Total U.S. Treasury Obligations		2,778,456

	Shares

SHORT-TERM INVESTMENTS–6.2%
MUTUAL FUND SHARES–6.2%
Evergreen Institutional Money Market Fund ø	83,923,984	83,923,984
Navigator Prime Portfolio (pp)	18,393,034	18,393,034

Total Short-Term Investments		102,317,018

Total Investments–(cost $1,326,893,195)–101.1%		1,674,399,975
Other Assets and Liabilities–(1.1%)		(18,038,403)

Net Assets–100.0%		$1,656,361,572

See Combined Notes to Schedules of Investments.

EVERGREEN
Secular Growth Fund
Schedule of Investments

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–99.4%
CONSUMER DISCRETIONARY–11.1%
Media–1.7%
AOL Time Warner, Inc. *	208,100	$4,921,565

Multi-line Retail–3.7%
Family Dollar Stores, Inc.	96,014	3,217,429
Wal-Mart Stores, Inc.	124,300	7,618,347

		10,835,776

Specialty Retail–5.7%
Best Buy Co., Inc. *	21,800	1,726,560
Home Depot, Inc.	154,100	7,490,801
Lowe’s Companies, Inc.	86,000	3,740,140
Office Depot, Inc. *	101,300	2,010,805
Staples, Inc. *	86,900	1,735,393

		16,703,699

CONSUMER STAPLES–6.7%
Beverages–3.3%
Coca-Cola Co.	125,500	6,558,630
PepsiCo, Inc.	57,100	2,940,650

		9,499,280

Household Products–2.0%
Colgate-Palmolive Co.	46,000	2,628,900
Procter & Gamble Co.	36,700	3,306,303

		5,935,203

Tobacco–1.4%
Philip Morris Companies, Inc.	78,800	4,150,396

FINANCIALS–8.8%
Banks–0.9%
Bank of America Corp.	37,300	2,537,146

Diversified Financials–4.7%
Brentwood Associates VI (h)	1,000,000	207,571
Citigroup, Inc.	32,400	1,604,448
Fannie Mae	42,100	3,362,948
Freddie Mac	31,800	2,015,166
Goldman Sachs Group, Inc.	26,100	2,355,525
Morgan Stanley Dean Witter & Co.	74,533	4,271,486

		13,817,144

Insurance–3.2%
American International Group, Inc.	128,500	9,269,990

Real Estate–0.0%
Franklin Capital Associates, LP (h)	500,000	28,875

HEALTH CARE–25.3%
Biotechnology–2.0%
Amgen, Inc. *	96,700	5,771,056

EVERGREEN
Secular Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Equipment & Supplies–6.1%
Boston Scientific Corp. *	58,900	$1,477,801
C.R. Bard, Inc.	51,100	3,017,455
Medtronic, Inc.	206,400	9,331,344
Stryker Corp.	65,200	3,933,516

		17,760,116

Health Care Providers & Services–5.5%
Caremark Rx, Inc. *	249,700	4,869,150
First Health Group Corp. *	183,600	4,430,268
HCA-The Healthcare Corp.	44,100	1,943,928
Laboratory Corp.	49,200	4,716,312

		15,959,658

Pharmaceuticals–11.7%
Bristol-Myers Squibb Co.	64,600	2,615,654
Eli Lilly & Co.	37,600	2,865,120
Johnson & Johnson Co.	49,800	3,234,510
Merck & Co., Inc.	68,200	3,926,956
Pfizer, Inc.	304,200	12,088,908
Pharmacia Corp.	65,900	2,970,772
Schering-Plough Corp.	73,700	2,306,810
Wyeth	61,600	4,044,040

		34,052,770

INDUSTRIALS–12.5%
Aerospace & Defense–0.9%
Lockheed Martin Corp.	45,200	2,602,616

Commercial Services & Supplies–2.9%
Apollo Group, Inc., Class A *	42,300	2,265,165
Bea Systems, Inc. *	148,300	2,033,193
eBay, Inc. *	76,000	4,304,640

		8,602,998

Industrial Conglomerates–6.0%
General Electric Co.	463,400	17,354,330

Machinery–0.8%
AGCO Corp. *	100,600	2,295,692

Road & Rail–1.9%
CSX Corp.	57,700	2,198,947
Union Pacific Corp.	55,700	3,461,198

		5,660,145

INFORMATION TECHNOLOGY–29.3%
Communications Equipment–6.8%
Brocade Communications Systems, Inc. *	120,270	3,247,290
Cisco Systems, Inc. *	777,900	13,169,847
Emulex Corp. *	99,100	3,263,363

		19,680,500

EVERGREEN
Secular Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Computers & Peripherals–4.5%
Censtor Corp. (h)	3,094	$0
Dell Computer Corp. *	227,100	5,929,581
International Business Machines Corp.	51,100	5,314,400
Sun Microsystems, Inc. *	203,900	1,798,398

		13,042,379

Electronic Equipment & Instruments–0.7%
Jabil Circuit, Inc. *	83,900	1,974,167

Semiconductor Equipment & Products–8.1%
Analog Devices, Inc. *	67,400	3,035,696
Applied Materials, Inc.	42,700	2,317,329
Flextronics International, Ltd.	130,500	2,381,625
Intel Corp.	386,250	11,745,863
Micron Technology, Inc. *	88,000	2,895,200
Texas Instruments, Inc.	41,800	1,383,580

		23,759,293

Software–9.2%
Microsoft Corp. *	313,700	18,919,247
Siebel Systems, Inc. *	131,100	4,275,171
Veritas Software Corp. *	84,300	3,694,869

		26,889,287

MATERIALS–5.7%
Chemicals–0.7%
Praxair, Inc.	32,100	1,919,580

Containers & Packaging–1.6%
Pactiv Corp. *	118,800	2,378,376
Temple-Inland, Inc.	41,100	2,331,192

		4,709,568

Paper & Forest Products–3.4%
Bowater, Inc.	75,600	3,764,880
International Paper Co.	140,500	6,042,905

		9,807,785

Total Common Stocks		289,541,014

PREFERRED STOCKS–0.0%
INFORMATION TECHNOLOGY–0.0%
Computers & Peripherals–0.0%
Censtor Corp.	1,185	0

SHORT-TERM INVESTMENTS–0.9%
MUTUAL FUND SHARES–0.9%
Evergreen Institutional Money Market Fund ø	2,543,780	2,543,780

Total Investments–(cost $299,425,398)–100.3%		292,084,794
Other Assets and Liabilities–(0.3%)		(730,140)

Net Assets–100.0%		$291,354,654

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–96.7%
CONSUMER DISCRETIONARY–14.2%
Auto Components–3.3%
American Axle & Manufacturing Holdings, Inc. *	75,800	$2,198,200
Superior Industries International, Inc.	50,800	2,478,024

		4,676,224

Leisure Equipment & Products–6.5%
Gamestop Corp. *	111,400	2,250,280
JAKKS Pacific, Inc. *	219,600	4,995,900
Third Wave Technologies, Inc. * (p)	208,600	698,810
Winnebago Industries, Inc.	34,800	1,461,252

		9,406,242

Specialty Retail–4.4%
Electronics Boutique Holdings Corp. *	20,600	711,318
Hot Topic, Inc. *	73,950	1,545,555
Sonic Corp. *	57,800	1,486,038
Too, Inc. *	85,700	2,527,293

		6,270,204

CONSUMER STAPLES–5.8%
Beverages–1.9%
Cott Corp. *	144,200	2,723,938

Food & Drug Retailing–2.0%
Performance Food Group Co. *	85,600	2,795,696

Food Products–1.9%
Smucker J.M. Co.	82,000	2,771,600

ENERGY–3.7%
Energy Equipment & Services–1.7%
Cal Dive International, Inc. *	96,000	2,390,400

Oil & Gas–2.0%
Spinnaker Exploration Co. *	25,900	1,078,735
Vintage Petroleum, Inc.	126,500	1,859,550

		2,938,285

FINANCIALS–6.6%
Banks–5.1%
Coinstar, Inc. *	65,600	2,210,064
Dime Community Bancorp, Inc.	95,300	2,935,240
Hudson United Bancorp	66,800	2,124,908

		7,270,212

Diversified Financials–1.5%
Resources Connection, Inc. *	77,100	2,230,503

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–22.4%
Biotechnology–6.1%
ILEX Oncology, Inc. *	91,100	$1,572,386
InterMune, Inc. * (p)	48,100	1,446,367
Medarex, Inc. *	118,300	1,908,061
Myriad Genetics, Inc. *	46,500	1,558,215
Scios, Inc. *	77,600	2,244,968

		8,729,997

Health Care Equipment & Supplies–5.6%
Albany Molecular Research, Inc. *	66,000	1,582,020
BioReliance Corp. *	79,400	1,821,436
Midway Games, Inc. *	133,900	1,802,294
Respironics, Inc. *	89,500	2,899,800

		8,105,550

Health Care Providers & Services–8.2%
IMPATH, Inc. *(p)	45,300	1,859,112
LifePoint Hospitals, Inc. *	50,900	1,881,264
Pediatrix Medical Group, Inc. *	40,600	1,654,856
Serologicals Corp. *	107,100	1,678,257
Triad Hospitals, Inc. *	56,200	1,932,156
VCA Antech, Inc. *	202,700	2,736,450

		11,742,095

Pharmaceuticals–2.5%
BioMarin Pharmaceutical, Inc. *	154,400	1,616,568
Noven Pharmaceuticals, Inc. *	91,600	1,899,784

		3,516,352

INDUSTRIALS–15.9%
Aerospace & Defense–1.7%
Integrated Defense Technologies *	85,700	2,378,175

Building Products–1.3%
Steel Dynamics, Inc. *	112,700	1,849,407

Commercial Services & Supplies–8.5%
Bally Total Fitness Holding Corp. * (p)	87,400	1,918,430
Career Education Corp. *	71,900	2,847,240
Education Management Corp. *	80,200	3,382,034
Media General, Inc	34,000	2,159,000
On Assignment, Inc. *	103,000	1,843,700

		12,150,404

Machinery–3.1%
Flowserve Corp. *	67,900	2,173,479
Kennametal, Inc.	56,500	2,284,295

		4,457,774

Marine–1.3%
Tidewater, Inc.	45,000	1,905,750

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–26.3%
Communications Equipment–1.3%
Emulex Corp. *	54,500	$1,794,685

Computers & Peripherals–0.6%
Xicor, Inc. *	79,500	845,085

Electronic Equipment & Instruments–2.6%
Newport Corp.	71,700	1,713,630
Oak Technology, Inc. *	138,400	2,059,392

		3,773,022

Internet Software & Services–2.9%
Alloy, Inc. *	92,500	1,390,275
Matrixone, Inc. *	14,200	126,664
Netegrity, Inc. *	88,100	1,302,999
Stellent, Inc. * (p)	143,100	1,378,053

		4,197,991

IT Consulting & Services–1.3%
Anteon International Corp. *	89,200	1,855,360

Semiconductor Equipment & Products–11.2%
ChipPac, Inc. *	320,800	3,150,256
ESS Technology, Inc. *	84,100	1,744,234
FEI Co. *	55,700	1,980,135
Integrated Circuit System, Inc. *	84,100	1,715,640
Photon Dynamics, Inc. *	51,700	2,631,013
Pixelworks, Inc. *	144,700	1,863,736
Zoran Corp. *	69,100	3,018,288

		16,103,302

Software–6.4%
MRO Software, Inc. *	71,200	885,728
Precise Software Solutions, Ltd. *	76,200	1,774,698
Secure Computing Corp. *	114,500	2,245,345
Take-Two Interactive Software, Inc. * (p)	96,700	1,943,670
THQ, Inc. *	48,100	2,361,710

		9,211,151

MATERIALS–1.8%
Chemicals–1.8%
Georgia Gulf Corp.	96,200	2,582,970

Total Common Stocks		138,672,374

SHORT-TERM INVESTMENTS–5.2%
MUTUAL FUND SHARES–5.2%
Evergreen Institutional Money Market Fund ø	4,196,859	4,196,859
Navigator Prime Portfolio (pp)	3,303,250	3,303,250

Total Short-Term Investments		7,500,109

Total Investments–(cost $132,345,788)–101.9%		146,172,483
Other Assets and Liabilities–(1.9%)		(2,691,657)

Net Assets–100.0%		$143,480,826

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–94.6%
CONSUMER DISCRETIONARY–11.2%
Media–1.6%
AOL Time Warner, Inc. *	528,287	$12,493,988

Multi-line Retail–3.6%
Family Dollar Stores, Inc.	247,878	8,306,392
Wal-Mart Stores, Inc.	318,075	19,494,816

		27,801,208

Specialty Retail–6.0%
Best Buy Co., Inc. *	55,875	4,425,300
Home Depot, Inc.	395,800	19,239,838
Lowe’s Companies, Inc.	290,775	12,645,805
Office Depot, Inc. *	258,900	5,139,165
Staples, Inc. *	223,380	4,460,898

		45,911,006

CONSUMER STAPLES–6.5%
Beverages–3.1%
Coca-Cola Co.	320,775	16,763,701
PepsiCo, Inc.	146,135	7,525,953

		24,289,654

Household Products–2.0%
Colgate-Palmolive Co.	118,300	6,760,845
Procter & Gamble Co.	94,150	8,481,973

		15,242,818

Tobacco–1.4%
Philip Morris Companies, Inc.	201,150	10,594,571

FINANCIALS–7.7%
Banks–0.8%
Bank of America Corp.	95,850	6,519,717

Diversified Financials–3.9%
Citigroup, Inc.	81,950	4,058,164
Fannie Mae	107,050	8,551,154
Freddie Mac	80,500	5,101,285
Goldman Sachs Group, Inc.	67,225	6,067,056
Morgan Stanley Dean Witter & Co.	100,708	5,771,576

		29,549,235

Insurance–3.0%
American International Group, Inc.	323,637	23,347,173

HEALTH CARE–24.3%
Biotechnology–2.1%
Amgen, Inc. *	275,100	16,417,968

Health Care Equipment & Supplies–6.0%
Boston Scientific Corp. *	153,700	3,856,333
C.R. Bard, Inc.	133,200	7,865,460
Medtronic, Inc.	526,800	23,816,628
Stryker Corp.	165,800	10,002,714

		45,541,135

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Providers & Services–4.8%
Caremark Rx, Inc. *(h)	441,088	$8,601,216
First Health Group Corp. *	466,797	11,263,812
HCA-The Healthcare Corp.	113,325	4,995,366
Laboratory Corp. * (p)	125,825	12,061,584

		36,921,978

Pharmaceuticals–11.4%
Bristol-Myers Squibb Co.	164,925	6,677,813
Eli Lilly & Co.	96,475	7,351,395
Johnson & Johnson Co.	127,625	8,289,244
Merck & Co., Inc.	175,125	10,083,697
Pfizer, Inc.	777,143	30,883,663
Pharmacia Corp.	167,375	7,545,265
Schering-Plough Corp.	188,450	5,898,485
Wyeth	157,200	10,320,180

		87,049,742

INDUSTRIALS–10.7%
Aerospace & Defense–0.8%
Lockheed Martin Corp.	113,400	6,529,572

Commercial Services & Supplies–2.9%
Apollo Group, Inc., Class A *	108,725	5,822,224
Bea Systems, Inc. * (p)	381,450	5,229,679
eBay, Inc. * (p)	194,450	11,013,648

		22,065,551

Industrial Conglomerates–4.3%
General Electric Co.	873,535	32,713,886

Machinery–0.8%
AGCO Corp. *	259,350	5,918,367

Road & Rail–1.9%
CSX Corp.	146,200	5,571,682
Union Pacific Corp.	142,575	8,859,611

		14,431,293

INFORMATION TECHNOLOGY–27.8%
Communications Equipment–6.4%
Brocade Communications Systems, Inc. *	302,927	8,179,029
Cisco Systems, Inc. *	1,955,761	33,111,034
Emulex Corp. *	248,825	8,193,807

		49,483,870

Computers & Peripherals–3.9%
Dell Computer Corp. *	571,125	14,912,074
International Business Machines Corp.	96,250	10,010,000
Sun Microsystems, Inc. *	527,600	4,653,432

		29,575,506

Electronic Equipment & Instruments–0.7%
Jabil Circuit, Inc. *	216,075	5,084,245

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Semiconductor Equipment & Products–7.9%
Analog Devices, Inc. *	172,775	$7,781,786
Applied Materials, Inc.	108,125	5,867,944
Flextronics International, Ltd.	324,450	5,921,212
Intel Corp.	985,125	29,957,651
Micron Technology, Inc. *	222,675	7,326,007
Texas Instruments, Inc.	105,125	3,479,638

		60,334,238

Software–8.9%
Microsoft Corp. *	791,230	47,719,082
Siebel Systems, Inc. * (p)	337,925	11,019,734
Veritas Software Corp. *	217,975	9,553,844

		68,292,660

MATERIALS–5.4%
Chemicals–0.6%
Praxair, Inc.	77,425	4,630,015

Containers & Packaging–1.6%
Pactiv Corp. *	306,100	6,128,122
Temple-Inland, Inc.	103,095	5,847,548

		11,975,670

Paper & Forest Products–3.2%
Bowater, Inc.	192,550	9,588,990
International Paper Co.	351,400	15,113,714

		24,702,704

TELECOMMUNICATION SERVICES–1.0%
Diversified Telecommunication Services–1.0%
L-3 Communications Holdings, Inc. *	67,525	7,562,800

Total Common Stocks		724,980,570

	Principal Amount

SHORT-TERM INVESTMENTS–7.1%
REPURCHASE AGREEMENTS–0.9%
State Street Bank & Trust Co.
dated 03/28/2002, 1.84%, maturing 04/01/2002, maturity value is $7,001,431	$7,000,000	7,000,000

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS–continued
MUTUAL FUND SHARES–6.2%
Evergreen Institutional Money Market Fund ø	28,872,625	$28,872,625
Navigator Prime Portfolio (pp)	18,209,798	18,209,798

		47,082,423

Total Short-Term Investments		54,082,423

Total Investments–(cost $759,176,915)–101.7%		779,062,993
Other Assets and Liabilities–(1.7%)		(13,022,290)

Net Assets–100.0%		$766,040,703

See Combined Notes to Schedules of Investments.

EVERGREEN
 Special Equity Fund
Schedule of Investments

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–98.2%
CONSUMER DISCRETIONARY–18.5%
Auto Components–0.5%
American Axle & Manufacturing Holdings, Inc. *	66,308	$1,922,932

Distributors–1.6%
Black Box Corp. * (p)	47,533	2,301,548
Daisytek International Corp. * (p)	126,070	2,005,774
SCP Pool Corp. *	63,234	1,985,547

		6,292,869

Hotels, Restaurants & Leisure–3.9%
Argosy Gaming Corp. *	98,925	3,629,558
Choice Hotels, Inc. *	86,002	2,075,228
Gtech Holdings, Corp. *	83,335	4,062,581
IHOP Corp. *	95,571	3,221,699
Ruby Tuesday, Inc.	101,708	2,364,711

		15,353,777

Household Durables–2.2%
Lennar Corp. (p)	28,611	1,509,517
Matthews International Corp., Class A	147,672	3,706,567
Meritage Corp. * (p)	28,191	1,801,405
Ryland Group, Inc.	17,596	1,587,159

		8,604,648

Internet & Catalog Retail–2.6%
1-800 FLOWERS.COM, Inc. *	254,102	3,460,869
Expedia, Inc. * (p)	66,242	4,626,341
Priceline.com, Inc. *	412,797	2,158,929

		10,246,139

Leisure Equipment & Products–1.1%
Activision, Inc. *	139,402	4,158,362

Media–0.4%
Cumulus Media, Inc. *	91,515	1,638,118

Multi-line Retail–1.8%
99 Cents Only Stores *	83,892	3,216,419
Chico’s FAS, Inc. * (p)	118,406	3,990,282

		7,206,701

Specialty Retail–4.4%
Circuit City Stores, Inc. (p)	112,730	2,915,198
Finish Line, Inc., *	188,480	3,477,456
Guitar Center, Inc. *	53,971	945,572
Hollywood Entertainment Corp. *	125,310	2,105,208
Suburban Propane Partners LP (p)	51,655	1,353,361
Too, Inc. *	91,556	2,699,986
Tractor Supply Co. *	41,253	1,897,638
West Marine, Inc. *	104,873	2,118,435

		17,512,854

CONSUMER STAPLES–4.2%
Beverages–0.5%
Constellation Brands, Inc., Class A *	35,422	1,946,793

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–continued
Food & Drug Retailing–2.0%
D & K Healthcare Resources, Inc.	42,122	$2,528,162
Nash-Finch Co.	99,054	2,699,222
Performance Food Group Co. *	76,383	2,494,669

		7,722,053

Food Products–1.4%
Dean Foods Co. *	46,701	3,536,200
Fresh Del Monte Produce, Inc.	111,159	2,089,789

		5,625,989

Tobacco–0.3%
Dimon, Inc.	45,202	311,894
Schweitzer Mauduit International, Inc.	35,457	881,106

		1,193,000

ENERGY–1.2%
Energy Equipment & Services–0.2%
Tetra Technologies, Inc. *	29,969	870,600

Oil & Gas–1.0%
Frontier Oil Corp.	165,782	3,560,997
Westport Resources Corp. *	18,426	362,071

		3,923,068

FINANCIALS–6.5%
Banks–2.2%
Alabama National BanCorp.	88,148	3,248,254
BankAtlantic Bancorp, Inc.	93,333	1,213,329
BankUnited Financial Corp. *	60,048	899,519
New York Community Bancorp, Inc.	80,654	2,230,083
Staten Islands Bancorp, Inc.	62,170	1,223,506

		8,814,691

Diversified Financials–1.3%
American Home Mortgage Holdings, Inc. (p)	66,177	1,025,743
Eaton Vance Corp.	40,246	1,607,828
Investment Technology Group *	44,207	2,331,477

		4,965,048

Insurance–0.6%
Amerus Group Co. (p)	33,099	1,272,657
Hilb, Rogal & Hamilton Co.	30,997	967,106

		2,239,763

Real Estate–2.4%
Annaly Mortgage Management, Inc. REIT	202,984	3,446,668
Corrections Corp. of America *	176,444	2,293,772
Louisiana Quinta Corp.	513,601	3,672,247

		9,412,687

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–21.6%
Biotechnology–4.3%
Genta, Inc. (p)	256,697	$4,304,809
Interneuron Pharmaceuticals, Inc.	322,249	2,819,679
Sangstat Medical Corp. *	164,925	4,429,885
Sicor, Inc. *	309,163	5,280,504

		16,834,877

Health Care Equipment & Supplies–4.7%
Cholestech Corp. (p)	102,701	1,835,164
Cooper Companies, Inc. *	61,812	2,929,889
Diagnostic Products Corp.	78,325	3,383,640
Igen International * (p)	81,029	3,069,378
Medical Action Industries, Inc. (p)	100,389	1,303,049
Surmodics, Inc. * (p)	47,921	2,089,356
Varian Medical Systems, Inc. *	91,953	3,760,878

		18,371,354

Health Care Providers & Services–8.0%
AdvancePCS *	55,162	1,659,825
Cerner Corp. *	47,346	2,258,878
Coventry Health Care, Inc. *	156,759	4,075,734
Davita, Inc. *	66,381	1,679,439
Henry Schein, Inc. *	35,565	1,566,638
Humana, Inc. *	119,457	1,616,253
Mid Atlantic Medical Services, Inc. *	115,218	3,283,713
MIM Corp. * (p)	111,371	1,837,622
Pediatrix Medical Group, Inc. * (p)	67,235	2,740,499
Pharmaceutical Product Development, Inc. *	118,047	4,113,938
Quovadx, Inc. *	344,488	2,862,695
Stericycle, Inc. *	63,674	3,983,509

		31,678,743

Pharmaceuticals–4.6%
aaiPharma, Inc. * (p)	68,917	2,476,877
AmerisourceBergen Corp.	12,800	874,240
BioMarin Pharmaceutical, Inc. * (p)	333,747	3,494,331
Perrigo Co. *	131,553	1,572,058
Pharmaceutical Resources, Inc. *	96,259	2,039,728
SFBC International, Inc.	78,915	2,059,682
Taro Pharmaceutical Industries, Ltd. *	71,190	2,018,237
Versicor, Inc. (p)	202,667	3,664,219

		18,199,372

INDUSTRIALS–13.6%
Aerospace & Defense–4.5%
Alliant Techsystems, Inc. *	39,827	4,061,956
Aviall, Inc. *	313,447	2,830,426
Edo Corp. (p)	94,773	2,559,819
Esco Technologies, Inc. * (p)	118,945	4,619,824
Intermagnetics General Corp. * (p)	137,421	3,744,722

		17,816,747

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Building Products–1.3%
Aaon, Inc. *	143,255	$3,881,910
Apogee Enterprises, Inc.	117,722	1,436,208

		5,318,118

Commercial Services & Supplies–3.2%
Banta Corp.	45,607	1,628,626
Copart, Inc. *	72,873	1,307,342
Metro One Telecomm, Inc. *	114,292	2,897,302
Skillsoft Corp. *	122,415	2,821,666
Sylvan Learning Systems, Inc. *	134,445	3,798,071

		12,453,007

Construction & Engineering–0.8%
TRC Companies, Inc. * (p)	130,478	3,203,235

Electrical Equipment–0.7%
EPIQ Systems, Inc. * (p)	172,725	2,751,509

Machinery–0.7%
Mobile Mini, Inc. * (p)	80,813	2,600,562

Road & Rail–2.4%
Genesee & Wyoming, Inc., Class A *	196,440	4,649,735
Heartland Express, Inc. *	182,248	3,637,670
RailAmerica, Inc. * (p)	104,156	1,095,721

		9,383,126

INFORMATION TECHNOLOGY–26.8%
Communications Equipment–0.8%
Harmonic Lightwaves, Inc.	256,821	2,979,123

Computers & Peripherals–1.2%
Concurrent Computer Corp. *	272,007	2,260,378
Electronics for Imaging, Inc. *	138,983	2,543,389

		4,803,767

Electronic Equipment & Instruments–4.5%
BEI Technologies, Inc.	115,891	2,184,545
FLIR Systems, Inc. *	99,137	4,733,792
Itron, Inc. * (p)	123,253	3,666,777
Kopin Corp. *	159,987	1,457,481
Mettler-Toledo International, Inc. *	55,322	2,503,874
OSI Systems, Inc. * (p)	120,182	3,028,586

		17,575,055

Internet Software & Services–4.0%
Alloy, Inc. * (p)	83,024	1,247,851
EarthLink, Inc. *	255,636	2,594,705
eFunds Corp. *	176,737	2,836,629
Overture Services, Inc. *	116,010	3,238,999
Pec Solutions, Inc. (p)	123,010	3,024,816
Websense, Inc. *	114,680	2,885,349

		15,828,349

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
IT Consulting & Services–1.1%
Perot Systems Corp. *	218,664	$4,362,347

Semiconductor Equipment & Products–9.7%
ASM International N.V. (p)	66,278	1,730,518
ATI Technologies, Inc. *	371,865	4,982,991
ChipPac, Inc. *	190,752	1,873,185
ESS Technology, Inc. (p)	160,001	3,318,421
FEI Co. *	134,989	4,798,859
Genesis Microchip, Inc. (p)	57,221	1,487,746
Mentor Graphics Corp. *	33,025	698,148
Microsemi Corp. * (p)	118,352	1,931,505
Microtune, Inc. (p)	250,129	3,594,354
Numerical Technologies, Inc. *	131,929	1,782,361
Omnivision Technologies, Inc. *	308,148	3,398,872
Silicon Laboratories (p)	106,163	3,750,739
Zoran Corp. *	106,713	4,661,224

		38,008,923

Software–5.5%
ANSYS, Inc. *	125,824	3,409,830
Autodesk, Inc.	89,074	4,158,865
Catapult Communications Corp. * (p)	143,228	3,615,075
Digital River, Inc., * (p)	204,366	3,026,661
MSC.Software Corp. *	194,816	4,480,768
THQ, Inc. * (p)	63,880	3,136,508

		21,827,707

MATERIALS–2.7%
Chemicals–1.5%
Airgas, Inc.	154,098	3,097,370
Lubrizol Corp.	37,305	1,297,841
OM Group, Inc.	19,342	1,398,426

		5,793,637

Containers & Packaging–0.9%
Pactiv Corp. *	176,372	3,530,968

Metals & Mining–0.3%
Meridian Gold, Inc. *	83,825	1,216,301

TELECOMMUNICATION SERVICES–1.7%
Diversified Telecommunication Services–1.3%
General Communication, Inc. * (p)	108,004	939,635
Intrado, Inc. *	114,527	2,495,543
TTI Team Telecom International, Ltd. (p)	59,764	1,715,227

		5,150,405

Wireless Telecommunications Services–0.4%
Alamosa Holdings, Inc. *	286,910	1,443,157

UTILITIES–1.4%
Electric Utilities–0.9%
El Paso Electric Co. *	220,054	3,443,845

EVERGREEN
Special Equity Fund
Schedule of Investments (continued)

March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
UTILITIES–continued
Gas Utilities–0.5%
Equitable Resources, Inc.	62,215	$2,165,704

Total Common Stocks		386,390,030

SHORT-TERM INVESTMENTS–22.4%
MUTUAL FUND SHARES–22.4%
Evergreen Institutional Money Market Fund ø	11,097,822	11,097,822
Navigator Prime Portfolio --	76,849,097	76,849,097

Total Short-Term Investments		87,946,919

Total Investments–(cost $433,622,018)–120.6%		474,336,949
Other Assets and Liabilities–(20.6%)		(81,096,788)

Net Assets–100.0%		$393,240,161

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

March 31, 2002 (Unaudited)

(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
ƒ	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
ø	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR American Depository Receipt
REIT Real Estate Investment Trust

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds II
Statements of Assets and Liabilities

March 31, 2002 (Unaudited)

	Core Equity Fund	Secular Growth Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Assets
Identified cost of securities	$1,326,893,195	$299,425,398	$132,345,788	$759,176,915	$433,622,018
Net unrealized gains or losses on securities	347,506,780	(7,340,604)	13,826,695	19,886,078	40,714,931

Market value of securities	1,674,399,975	292,084,794	146,172,483	779,062,993	474,336,949
Cash	43,450	0	0	30,106	6,825
Receivable for securities sold	0	0	1,364,864	3,316,019	2,710,937
Receivable for Fund shares sold	754,625	137,600	0	4,266,629	796,395
Dividends and interest receivable	1,726,927	247,395	17,790	626,846	135,475
Receivable for daily variation margin on open futures contracts	173,250	0	0	0	0
Receivable from investment advisor	0	0	0	48,229	37,900
Prepaid expenses and other assets	45,000	15,816	11,432	110,687	29,544

Total assets	1,677,143,227	292,485,605	147,566,569	787,461,509	478,054,025

Liabilities
Distributions payable	888,778	0	0	0	0
Payable for securities purchased	0	957,878	699,422	2,488,715	7,467,263
Payable for Fund shares redeemed	1,261,986	122,719	55,445	670,631	397,642
Payable for securities on loan	18,393,034	0	3,303,250	18,209,798	76,849,097
Advisory fee payable	112,375	8,171	10,864	0	0
Distribution Plan expenses payable	1,388	35	0	532	8,737
Due to other related parties	18,125	3,177	1,563	8,326	4,267
Accrued expenses and other liabilities	105,969	38,971	15,199	42,804	86,858

Total liabilities	20,781,655	1,130,951	4,085,743	21,420,806	84,813,864

Net assets	$1,656,361,572	$291,354,654	$143,480,826	$766,040,703	$393,240,161

Net assets represented by
Paid-in capital	$1,370,915,859	$656,697,154	$184,369,248	$974,976,945	$449,578,588
Undistributed (overdistributed) net investment income (loss)	843,886	(665,058)	(350,645)	68,031	(875,907)
Accumulated net realized losses on securities, futures transactions and foreign currency related transactions	(63,891,370)	(357,336,838)	(54,364,472)	(228,890,351)	(96,177,451)
Net unrealized gains or losses on securities and futures transactions	348,493,197	(7,340,604)	13,826,695	19,886,078	40,714,931

Total net assets	$1,656,361,572	$291,354,654	$143,480,826	$766,040,703	$393,240,161

Net assets consists of
Class A	$0	$0	$0	$144,121	$38,220,576
Class B	0	0	0	438,483	46,079,293
Class C	0	0	0	184,108	23,575,694
Class I	1,605,699,986	290,123,071	143,480,826	747,938,040	280,422,907
Class IS	50,661,586	1,231,583	0	17,335,951	4,941,691

Total net assets	$1,656,361,572	$291,354,654	$143,480,826	$766,040,703	$393,240,161

Shares outstanding
Class A	0	0	0	5,741	3,437,904
Class B	0	0	0	17,543	4,226,569
Class C	0	0	0	7,365	2,162,954
Class I	24,620,742	6,000,807	12,082,609	29,741,006	24,704,223
Class IS	838,721	25,673	0	695,491	443,541

Net asset value per share
Class A	$—	$—	$—	$25.10	$11.12

Class A—Offering price (based on sales charge of 5.75%)	$—	$—	$—	$26.63	$11.80

Class B	$—	$—	$—	$24.99	$10.90

Class C	$—	$—	$—	$25.00	$10.90

Class I	$65.22	$48.35	$11.87	$25.15	$11.35

Class IS	$60.40	$47.97	$—	$24.93	$11.14

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Fund II
Statements of Operations

Six Months Ended March 31, 2002 (Unaudited)

	Core Equity Fund	Secular Growth Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Investment income
Dividends (net of foreign withholding taxes of 10,273, $0, $0, $1,643 and $0, respectively)	$10,406,319	$1,195,651	$158,361	$3,150,906	$1,000,187
Interest	504,959	180,861	40,107	497,287	111,438
Securities lending income	117,712	46,161	28,521	38,583	239,192

Total investment income	11,028,990	1,422,673	226,989	3,686,776	1,350,817

Expenses
Advisory fee	5,199,020	995,003	470,281	2,256,623	1,720,335
Distribution Plan expenses	66,556	1,867	0	24,139	374,879
Administrative services fees	838,551	160,484	67,477	363,971	186,993
Transfer agent fee	14,353	5,025	5,637	258,539	278,515
Trustees’ fees and expenses	23,095	3,963	1,714	9,693	4,251
Printing and postage expenses	20,687	8,325	7,850	18,157	23,800
Custodian fee	164,772	12,163	15,311	89,194	45,101
Registration and filing fees	10,264	5,201	2,188	41,995	21,515
Professional fees	11,895	10,570	5,902	16,186	11,650
Other	838	1,261	2,918	26,307	5,856

Total expenses	6,350,031	1,203,862	579,278	3,104,804	2,672,895
Less: Expense reductions	(12,010)	(2,341)	(1,842)	(8,201)	(6,053)
Fee waivers	(6,257)	(76,264)	0	(342,678)	(440,732)

Net expenses	6,331,764	1,125,257	577,436	2,753,925	2,226,110

Net investment income (loss)	4,697,226	297,416	(350,447)	932,851	(875,293)

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	(38,549,498)	(57,151,493)	3,166,563	(10,007,028)	(3,949,536)
Foreign currency related transactions	(132)	0	0	(143)	0

Net realized gains or losses on securities and foreign currency related transactions	(38,549,630)	(57,151,493)	3,166,563	(10,007,171)	(3,949,536)

Net change in unrealized gains or losses on securities and futures transactions	209,224,784	78,415,626	23,196,612	72,528,951	50,899,260

Net realized and unrealized gains on securities, futures transactions and currency related transactions	170,675,154	21,264,133	26,363,175	62,521,780	46,949,724

Net increase in net assets resulting from operations	$175,372,380	$21,561,549	$26,012,728	$63,454,631	$46,074,431

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds II
Statements of Changes in Net Assets

Six Months Ended March 31, 2002 (Unaudited)

	Core Equity Fund	Secular Growth Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Operations
Net investment income (loss)	$4,697,226	$297,416	$(350,447)	$932,851	$(875,293)
Net realized gains or losses on securities and foreign currency related transactions	(38,549,630)	(57,151,493)	3,166,563	(10,007,171)	(3,949,536)
Net change in unrealized gains or losses on securities and futures transactions	209,224,784	78,415,626	23,196,612	72,528,951	50,899,260

Net increase in net assets resulting from operations	175,372,380	21,561,549	26,012,728	63,454,631	46,074,431

Distributions to shareholders from
Net investment income
Class A	0	0	0	(35)	0
Class I	(4,323,166)	(994,378)	0	(795,859)	0
Class IS	(81,799)	(3,633)	0	(9,924)	0
Net realized gains
Class I	(37,332,737)	0	0	0	0
Class IS	(1,316,656)	0	0	0	0

Total distributions to shareholders	(43,054,358)	(998,011)	0	(805,818)	0

Capital share transactions
Proceeds from shares sold	107,279,275	7,549,214	11,852,419	141,763,727	56,567,029
Net asset value of shares issued in reinvestment of distributions	38,335,604	111,262	0	331,574	0
Payment for shares redeemed	(200,681,733)	(64,478,859)	(9,180,758)	(79,349,131)	(56,654,794)

Net increase (decrease) in net assets resulting from capital share transactions	(55,066,854)	(56,818,383)	2,671,661	62,746,170	(87,765)

Total increase (decrease) in net assets	77,251,168	(36,254,845)	28,684,389	125,394,983	45,986,666
Net assets
Beginning of period	1,579,110,404	327,609,499	114,796,437	640,645,720	347,253,495

End of period	$1,656,361,572	$291,354,654	$143,480,826	$766,040,703	$393,240,161

Undistributed (overdistributed) net investment income (loss)	$843,886	$(665,058)	$(350,645)	$68,031	$(875,907)

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds II
Statements of Changes in Net Assets

Year Ended September 30, 2001 (a)

	Core Equity Fund	Secular Growth Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Operations
Net investment income (loss)	$2,668,837	$398,031	$(228,150)	$700,745	$(309,398)
Net realized losses on securities	(23,489,954)	(13,723,967)	(12,995,725)	(74,687,015)	(8,599,796)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(310,593,468)	(61,039,292)	(24,768,751)	(71,208,675)	(41,152,720)

Net decrease in net assets resulting from operations	(331,414,585)	(74,365,228)	(37,992,626)	(145,194,945)	(50,061,914)

Distributions to shareholders from
Net investment income
Class A	0	0	0	(15)	0
Class B	0	0	0	(3)	0
Class C	0	0	0	(2)	0
Class I	(2,025,137)	(332,791)	0	(701,078)	0
Class IS	(30,934)	(1,401)	0	(10,570)	0

Total distributions to shareholders	(2,056,071)	(334,192)	0	(711,668)	0

Capital share transactions
Proceeds from shares sold	51,839,698	9,214,541	14,480,917	84,737,899	43,778,620
Net asset value of shares issued in reinvestment of distributions	38,644	39,889	0	292,781	0
Payment for shares redeemed	(74,422,385)	(25,135,008)	(5,492,390)	(31,806,008)	(21,767,494)

Net increase (decrease) in net assets resulting from capital share transactions	(22,544,043)	(15,880,578)	8,988,527	53,224,672	22,011,126

Total decrease in net assets	(356,014,699)	(90,579,998)	(29,004,099)	(92,681,941)	(28,050,788)
Net assets
Beginning of period	1,935,125,103	418,189,497	143,800,536	733,327,661	375,304,283

End of period	$1,579,110,404	$327,609,499	$114,796,437	$640,645,720	$347,253,495

Undistributed (overdistributed) net investment income (loss)	$551,625	$35,537	$(198)	$(59,002)	$614

(a)	Three months ended September 30, 2001. The Funds changed their fiscal year end from June 30 to September 30, effective September 30, 2001.

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds II
Statements of Changes in Net Assets

Year Ended September 30, 2001

	Core Equity Fund	Secular Growth Fund	Select Small Cap Growth Fund	Select Strategic Growth Fund	Special Equity Fund

Operations
Net investment income (loss)	$10,068,545	$1,131,817	$(441,324)	$3,000,445	$(1,626,183)
Net realized gains or losses on securities and futures transactions	44,023,461	(265,214,569)	(42,820,938)	(80,060,688)	(69,612,920)
Net change in unrealized gains or losses on securities and futures transactions	(415,814,101)	(211,815,694)	(9,341,300)	(199,422,546)	(13,071,038)

Net decrease in net assets resulting from operations	(361,722,095)	(475,898,446)	(52,603,562)	(276,482,789)	(84,310,141)

Distributions to shareholders from
Net investment income
Class A	0	0	0	(3)	0
Class B	0	0	0	0	0
Class C	0	0	0	0	0
Class I	(9,518,165)	(1,140,500)	0	(2,998,866)	0
Class IS	(113,615)	(3,535)	0	(42,481)	0
Net realized gains
Class A	0	0	0	0	(3,918,700)
Class B	0	0	0	0	(4,800,216)
Class C	0	0	0	0	(2,888,296)
Class I	(83,737,027)	(161,030,826)	(28,573,198)	(186,512,840)	(22,300,559)
Class IS	(2,346,045)	(412,332)	0	(5,297,051)	(680,016)

Total distributions to shareholders	(95,714,852)	(162,587,193)	(28,573,198)	(194,851,241)	(34,587,787)

Capital share transactions
Proceeds from shares sold	247,999,014	119,579,169	54,741,133	375,534,134	201,112,365
Net asset value of shares issued in reinvestment of distributions	85,583,789	161,468,776	28,570,708	192,129,327	27,110,453
Net asset value of shares issued in acquisition	0	0	0	0	87,942,119
Payment for shares redeemed	(479,616,017)	(143,133,068)	(17,778,803)	(204,339,197)	(124,000,873)

Net increase (decrease) in net assets resulting from capital share transactions	(146,033,214)	137,914,877	65,533,038	363,324,264	192,164,064

Total increase (decrease) in net assets	(603,470,161)	(500,570,762)	(15,643,722)	(108,009,766)	73,266,136
Net assets
Beginning of period	2,538,595,264	918,760,259	159,444,258	841,337,427	302,038,147

End of period	$1,935,125,103	$418,189,497	$143,800,536	$733,327,661	$375,304,283

Undistributed (overdistributed) net investment income (loss)	$(61,141)	$(8,394)	$(528)	$(48,079)	$(1,536)

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Domestic Growth Funds II (formerly, Evergreen Equity Funds) consist of Evergreen Core Equity Fund (“Core Equity Fund”), Evergreen Secular Growth Fund (“Secular Growth Fund”), Evergreen Select Small Cap Growth Fund (“Select Small Cap Growth Fund”), Evergreen Select Strategic Growth Fund (“Select Strategic Growth Fund”) and Evergreen Special Equity Fund (“Special Equity Fund”), (collectively, the “Funds”). Each Fund is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund offers Institutional (“Class I”) shares and each Fund, except Select Small Cap Growth Fund, offers Institutional Service (“Class IS”) classes of shares. In addition, Select Strategic Growth Fund and Special Equity Fund offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the

Combined Notes to Financial Statements (Unaudited) (continued)

counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

D. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

F. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

H. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Funds. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

Combined Notes to Financial Statements (Unaudited) (continued)

I. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

J. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

K. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to each Fund and is paid a management fee that is calculated and paid daily. EIMC is an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation).

EIMC receives a management fee that is calculated at an annual rate of each Fund’s average daily net assets as follows:

Advisory fee

Core Equity Fund	0.62%
Secular Growth Fund	0.62
Select Strategic Growth Fund	0.62
Special Equity Fund	0.92

Prior to February 1, 2002 Forefront Capital Advisors, LLC (“Forefront Capital”) served as the sub-advisor to Secular Growth Fund and was paid for its services by EIMC.

For the Select Small Cap Growth Fund, EIMC is paid an annual advisory fee that is computed by applying percentage rates starting at 0.71% and declining to 0.56% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended March 31, 2002, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets

Core Equity Fund	$6,257	0.00%
Secular Growth Fund	76,264	0.05
Select Strategic Growth Fund	342,678	0.09
Special Equity Fund	440,732	0.24

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Combined Notes to Financial Statements (Unaudited) (continued)

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended March 31, 2002, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS distribution plans were as follows:

	Class A	Class B	Class C	Class IS

Core Equity Fund	N/A	N/A	N/A	$66,556
Secular Growth Fund	N/A	N/A	N/A	1,867
Select Strategic Growth Fund	$105	$1,276	$500	22,258
Special Equity Fund	42,911	217,283	108,952	5,733

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

On July 21, 2000, Special Equity Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Social Principles Fund in exchange for Class I and Class IS shares of Special Equity Fund.

This acquisition was accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of Special Equity Fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Depreciation	Net Assets After Acquisition

Special Equity Fund	Evergreen Select Social Principles Fund	87,942,119	6,031,451	$ (16,276,580)	$ 401,235,062

Combined Notes to Financial Statements (Unaudited) (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and/or Class IS. Transactions in shares of the Funds were as follows:

CORE EQUITY FUND

	Six Months Ended March 31, 2002		Year Ended September 30, 2001 (a)		Year Ended June 30, 2001

	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	1,450,518	$ 94,670,397	641,984	$ 41,947,954	2,431,218	$ 190,120,353
Shares issued in reinvestment of distributions	558,717	37,360,531	298	19,573	1,037,739	83,826,665
Shares redeemed	(2,787,184)	(181,906,553)	(1,034,208)	(69,378,422)	(5,493,182)	(436,286,765)

Net decrease	(777,949)	(49,875,625)	(391,926)	(27,410,895)	(2,024,225)	(162,339,747)

Class IS
Shares sold	209,860	12,608,878	164,178	9,891,744	775,256	57,878,661
Shares issued in reinvestment of distributions	15,769	975,073	317	19,071	23,470	1,757,124
Shares redeemed	(309,669)	(18,775,180)	(81,538)	(5,043,963)	(592,432)	(43,329,252)

Net increase (decrease)	(84,040)	(5,191,229)	82,957	4,866,852	206,294	16,306,533

Net decrease		$ (55,066,854)		$(22,544,043)		($146,033,214)

SECULAR GROWTH FUND

	Six Months Ended March 31, 2002		Year Ended September 30, 2001 (a)		Year Ended June 30, 2001

	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	147,967	$ 7,306,259	176,492	$ 8,468,456	1,268,750	$ 116,777,563
Shares issued in reinvestment of distributions	2,170	108,871	851	38,838	1,626,387	161,153,482
Shares redeemed	(1,291,581)	(63,664,458)	(484,425)	(24,838,696)	(1,711,454)	(142,177,988)

Net increase (decrease)	(1,141,444)	(56,249,328)	(307,082)	(16,331,402)	1,183,683	135,753,057

Class IS
Shares sold	4,965	242,955	15,552	746,085	27,343	2,801,606
Shares issued in reinvestment of distributions	48	2,391	23	1,051	3,216	315,294
Shares redeemed	(16,723)	(814,401)	(5,851)	(296,312)	(11,203)	(955,080)

Net increase (decrease)	(11,710)	(569,055)	9,724	450,824	19,356	2,161,820

Net increase (decrease)		$ (56,818,383)		$ (15,880,578)		$ 137,914,877

SELECT SMALL CAP GROWTH FUND

	Six Months Ended March 31, 2002		Year Ended September 30, 2001 (a)		Year Ended June 30, 2001

	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	1,021,129	$ 11,852,419	1,221,375	$ 14,480,917	3,448,589	$ 54,741,133
Shares issued in reinvestment of distributions	0	0	0	0	1,903,445	28,570,708
Shares redeemed	(799,433)	(9,180,758)	(474,824)	(5,492,390)	(1,243,759)	(17,778,803)

Net increase	221,696	$ 2,671,661	746,551	$ 8,988,527	4,108,275	$ 65,533,038

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

Combined Notes to Financial Statements (Unaudited) (continued)

SELECT STRATEGIC GROWTH FUND

	Six Months Ended March 31, 2002		Year Ended September 30, 2001 (a)		Year Ended June 30, 2001 (b)

	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	5,632	$ 141,979	1,413	$ 37,124	490	$ 14,232
Automatic conversion of Class B shares to
Class A shares	34	870	0	0	0	0
Shares issued in reinvestment of distributions	1	35	1	15	0	3
Shares redeemed	(853)	(21,763)	(977)	(20,652)	0	0

Net increase	4,814	121,121	437	16,487	490	14,235

Class B
Shares sold	15,934	400,865	1,354	34,485	1,104	30,404
Automatic conversion of Class B shares to
Class A shares	(34)	(870)	0	0
Shares issued in reinvestment of distributions	0	0	0	3	0	0
Shares redeemed	(799)	(20,147)	(12)	(300)	(4)	(105)

Net increase	15,101	379,848	1,342	34,188	1,100	30,299

Class C
Shares sold	5,388	134,656	866	20,000	1,111	32,949
Shares issued in reinvestment of distributions	0	0	0	2	0	0
Shares redeemed	0	0	0	0	0	0

Net increase	5,388	134,656	866	20,002	1,111	32,949

Class I
Shares sold	5,427,019	136,700,580	3,278,115	83,096,864	10,165,157	362,043,009
Shares issued in reinvestment of distributions	12,769	324,787	12,230	285,822	4,814,283	187,487,106
Shares redeemed	(3,019,792)	(75,573,207)	(1,167,803)	(29,460,903)	(5,360,068)	(195,239,529)

Net increase	2,419,996	61,452,160	2,122,542	53,921,783	9,619,372	354,290,586

Class IS
Shares sold	180,098	4,385,647	60,983	1,549,426	379,540	13,413,540
Shares issued in reinvestment of distributions	265	6,752	304	6,939	120,114	4,642,218
Shares redeemed	(149,107)	(3,734,014)	(91,315)	(2,324,153)	(259,727)	(9,099,563)

Net increase (decrease)	31,256	658,385	(30,028)	(767,788)	239,927	8,956,195

Net increase		$ 62,746,170		$ 53,224,672		$ 363,324,264

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)	For Class A, Class B and Class C, for the period from May 11, 2001 (commencement of class operations) to June 30, 2001.

Combined Notes to Financial Statements (Unaudited) (continued)

SPECIAL EQUITY FUND

	Six Months Ended March 31, 2002		Year Ended September 30, 2001 (a)		Year Ended June 30, 2001

	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	867,631	$ 9,224,475	552,035	$ 6,062,785	1,710,285	$ 21,730,173
Automatic conversion of Class B shares to
Class A shares	69,654	760,897	644	7,098	7,042	78,001
Shares issued in reinvestment of distributions	0	0	0	0	263,564	3,688,876
Shares redeemed	(595,757)	(6,347,519)	(561,474)	(6,007,479)	(1,133,859)	(13,516,495)

Net increase (decrease)	341,528	3,637,853	(8,795)	62,404	847,032	11,980,555

Class B
Shares sold	424,946	4,414,044	233,857	2,509,353	2,014,065	26,340,945
Automatic conversion of Class B shares to
Class A shares	(70,983)	(760,897)	(653)	(7,098)	(7,123)	(78,001)
Shares issued in reinvestment of distributions	0	0	0	0	338,325	4,679,858
Shares redeemed	(313,027)	(3,249,604)	(266,492)	(2,777,334)	(749,909)	(8,997,026)

Net increase (decrease)	40,936	403,543	(33,288)	(275,079)	1,595,358	21,945,776

Class C
Shares sold	384,993	4,019,847	95,759	1,028,669	845,710	11,115,669
Shares issued in reinvestment of distributions	0	0	0	0	196,629	2,732,321
Shares redeemed	(312,068)	(3,243,444)	(125,654)	(1,318,706)	(574,988)	(6,725,277)

Net increase (decrease)	72,925	776,403	(29,895)	(290,037)	467,351	7,122,713

Class I
Shares sold	3,472,477	37,572,007	3,053,823	33,973,321	10,922,363	140,176,945
Shares issued in reinvestment of distributions	0	0	0	0	1,122,417	15,454,665
Shares redeemed	(3,866,337)	(42,122,161)	(1,049,994)	(11,459,247)	(7,048,437)	(91,893,388)
Shares issued in acquisition of
Evergreen Select Social Principles Fund	0	0	0	0	6,028,088	87,893,830

Net increase (decrease)	(393,860)	(4,550,154)	2,003,829	22,514,074	11,024,431	151,632,052

Class IS
Shares sold	125,969	1,336,656	19,692	204,492	146,971	1,748,633
Shares issued in reinvestment of distributions	0	0	0	0	39,641	554,733
Shares redeemed	(157,972)	(1,692,066)	(18,836)	(204,728)	(214,424)	(2,868,687)
Shares issued in acquisition of
Evergreen Select Social Principles Fund	0	0	0	0	3,363	48,289

Net increase (decrease)	(32,003)	(355,410)	856	(236)	(24,449)	(517,032)

Net increase (decrease)		$ (87,765)		$ 22,011,126		$ 192,164,064

(a)	For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended March 31, 2002:

	Cost of Purchases	Proceeds from Sales

Core Equity Fund	$404,104,546	$557,855,493
Secular Growth Fund	246,006,407	289,673,523
Select Small Cap Growth Fund	132,230,949	130,896,039
Select Strategic Growth Fund	535,382,030	493,538,956
Special Equity Fund	286,601,215	284,782,373

At March 31, 2002, Core Equity Fund had open futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at March 31, 2002	Unrealized Gain

June 2002	165 S&P 500 Index	$46,416,875	$47,404,500	$987,625

Combined Notes to Financial Statements (Unaudited) (continued)

The Funds loaned securities during the six months ended March 31, 2002 to certain brokers. At March 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) were as follows:

	Value of Securities on Loan	Value of Collateral

Core Equity Fund	$17,538,296	$18,393,034
Select Small Cap Growth Fund	3,051,055	3,303,250
Select Strategic Growth Fund	17,854,468	18,209,798
Special Equity Fund	74,905,071	76,849,097

On March 31, 2002 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Equity Fund	$1,326,893,195	$412,480,129	$(64,973,349)	$347,506,780
Secular Growth Fund	299,425,398	13,447,502	(20,788,106)	(7,340,604)
Select Small Cap Growth Fund	132,345,788	20,307,714	(6,481,019)	13,826,695
Select Strategic Growth Fund	759,176,915	50,914,862	(31,028,784)	19,886,078
Special Equity Fund	433,622,018	64,009,305	(23,294,374)	40,714,931

As of September 30, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total Capital Loss Carryover	Expiration

		2008	2008

Core Equity Fund	24,454,557	$0	$24,454,557
Secular Growth Fund	300,026,120	0	300,026,120
Select Small Cap Growth Fund	55,864,529	6,476,557	49,387,972
Select Strategic Growth Fund	200,366,633	0	200,366,633
Special Equity Fund	91,356,194	0	91,356,194

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of fund expenses have been reduced.The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Expense Reductions	% of Average Net Assets

Core Equity Fund	$12,010	0.00%
Secular Growth Fund	2,341	0.00
Select Small Cap Growth Fund	1,842	0.00
Select Strategic Growth Fund	8,201	0.00
Special Equity Fund	6,053	0.00

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Combined Notes to Financial Statements (Unaudited) (continued)

10. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On April 30, 2002, Core Equity Fund declared the following distributions from net investment income per share to shareholders of record on April 29, 2002, payable on May 1, 2002:

Class I	$0.0346
Class IS	$0.0205

These distributions are not reflected in the accompanying financial statements.

13. REORGANIZATION

At a regular meeting of the Board of Trustees held on December 13 – 14, 2001, the Trustees of the Trust approved a Plan of Reorganization (the “Plan”). Under the Plan, Select Strategic Growth Fund, also a series of the Trust, will acquire all of the assets and assume the identified liabilities of Secular Growth Fund in exchange for shares of Select Strategic Growth Fund.

If the Plan is approved at a Special Meeting of shareholders on or about May 13, 2002, the reorganization will take place on or about June 14, 2002.

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Board of Trustees

Name, Address and Date of Birth	Position with Trust	Beginning Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL—South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplace- ment); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

*	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
**	Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs

We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

Global & International funds invest in securities of companies around the globe.

Domestic Equity funds invest in securities of companies primarily located in the United States.

Blend Equity funds invest in a blend of equity investment styles.

Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

Fixed Income funds invest in securities with the potential to produce regular income.

Tax Advantaged funds invest in securities that produce federally tax-free income.

*Money Market funds invest in short-term money market instruments with a high degree of liquidity.

*	Income may be subject to the federal alternative minimum tax as well as state and local taxes.

561798 5/2002

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FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034